Certain identified information (indicated by “[***]”) has been excluded from this exhibit because it is both not material and the registrant customarily and actually treats that information as private or confidential.

EXHIBIT 10.6

Execution Version

INTERCREDITOR AGREEMENT
Dated as of November 2, 2021
among
BANK OF AMERICA, N.A.,
as the Initial First Lien Representative and the Initial First Lien Collateral Agent for the Initial
First Lien Claimholders,
REGIONS BANK,
as the Initial Second Lien Representative for the Initial Second Lien Claimholders,
REGIONS BANK,
as the Initial Second Lien Collateral Agent for the Initial Second Lien Claimholders,
and
each additional Representative and Collateral Agent from time to time party hereto and acknowledged and agreed to by
SUMMIT MIDSTREAM HOLDINGS, LLC,
as the Company,
and the other
Grantors referred to herein
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TABLE OF CONTENTS
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EXHIBITS
Exhibit A – Joinder Agreement (Additional Second Lien Debt)
Exhibit B – Joinder Agreement (Additional First Lien Debt)
Exhibit C – Additional Debt Designation
Exhibit D – Joinder Agreement (Additional Grantors)
Exhibit E – Form of Second Lien Pari Passu Intercreditor Agreement
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US 8147687v.9

INTERCREDITOR AGREEMENT
This INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of November 2, 2021 and entered into by and among BANK OF AMERICA, N.A. (“Bank of America”), as First Lien Representative for the Initial First Lien Claimholders (as defined below) (in such capacity and together with its successors and assigns from time to time in such capacity, the “Initial First Lien Representative”), Bank of America, as collateral agent for the Initial First Lien Claimholders (in such capacity and together with its successors and assigns from time to time in such capacity, the “Initial First Lien Collateral Agent”), REGIONS BANK (“Regions Bank”), not individually but solely in its capacity as trustee under the Initial Second Lien Indenture (as defined below), as Second Lien Representative for the Initial Second Lien Claimholders (as defined below) (in such capacity and together with its successors and assigns from time to time in such capacity, the “Initial Second Lien Representative”), Regions Bank, not in its individual capacity but solely as collateral agent under the Initial Second Lien Indenture, as collateral agent for the Initial Second Lien Claimholders (in such capacity and together with its successors and assigns from time to time in such capacity, the “Initial Second Lien Collateral Agent”), and each additional First Lien Representative, First Lien Collateral Agent, Second Lien Representative and Second Lien Collateral Agent that from time to time becomes a party hereto pursuant to Section 8.7, and acknowledged and agreed to by Summit Midstream Holdings, LLC, a Delaware limited liability company (the “Company”), and the other Grantors (as defined below). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.
RECITALS
The Company, as borrower, the MLP Entity and certain subsidiaries of the Company, as guarantors, the lenders party thereto, the Initial First Lien Representative and the Initial First Lien Collateral Agent have entered into that certain Loan and Security Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time the “Initial First Lien Loan Agreement”);
The Company and Summit Midstream Finance Corp., a Delaware corporation (the “Co-Issuer”), as issuers, and the MLP Entity and certain subsidiaries of the Company, as guarantors, the Initial Second Lien Representative and the Initial Second Lien Collateral Agent have entered into that certain Indenture dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Initial Second Lien Indenture”);
The MLP Entity, the Company and certain current and future Subsidiaries of the Company have agreed to guaranty the First Lien Obligations and the Second Lien Obligations;
The obligations of the Grantors under the Initial First Lien Loan Agreement, the obligations of the Company, the other Grantors and certain Subsidiaries of the Company under certain Hedge Agreements and in respect of certain Bank Product Obligations, the obligations of the MLP Entity and certain current and future Subsidiaries of the Company in respect of their guaranty of the First Lien Obligations will be secured on a first-priority basis (subject to liens permitted under the Initial First Lien Loan Agreement) by liens on substantially all the assets of the Company, the MLP Entity and such Subsidiaries pursuant to the terms of the First Lien Collateral Documents;
The obligations of the Company and the Co-Issuer under the Initial Second Lien Indenture and the obligations of the MLP Entity, the Company, the Co-Issuer and certain current and future Subsidiaries of the Company in respect of their guaranty of the Second Lien Obligations will be secured on a junior-priority basis by liens on substantially all the assets of the Company, the Co-Issuer, the MLP Entity and such Subsidiaries pursuant to the terms of the Second Lien Collateral Documents;
The First Lien Loan Documents and the Second Lien Debt Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and
In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each of the Initial First Lien Representative (for itself and on behalf of each other Initial First Lien Claimholder), the Initial First Lien Collateral Agent (for itself and on behalf of each other Initial First Lien Claimholder), the Initial Second Lien Representative (for itself and on behalf of each other Initial Second Lien Claimholder), the Initial Second Lien Collateral Agent (for itself and on behalf of each other Initial Second Lien Claimholder), each Additional First Lien Representative (for itself and on behalf of each other Additional First Lien Claimholder represented by it), each Additional First Lien Collateral Agent (for itself and on behalf of each other Additional First Lien Claimholder represented by it), each Additional Second Lien Representative (for itself and on behalf of each other Additional Second Lien Claimholder represented by it) and each Additional Second Lien Collateral Agent (for itself and on behalf of each other Additional Second Lien Claimholder represented by it), intending to be legally bound, hereby agrees as follows:
Section 1.Definitions.
1.1Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
1“Additional Collateral Agent” means an Additional First Lien Collateral Agent and/or an Additional Second Lien Collateral Agent, as the context may require.
2“Additional Debt” has the meaning set forth in Section 8.7(a).
3“Additional First Lien Claimholders” means, with respect to any Series of Additional First Lien Debt, the holders of such Indebtedness, the First Lien Representative with respect thereto, the First Lien Collateral Agent with respect thereto, any trustee or agent therefor under any related Additional First Lien Loan Documents and the beneficiaries of each indemnification obligation undertaken by the Company or any other Grantor under any related Additional First Lien Loan Documents and the holders of any other Additional First Lien Obligations secured by the First Lien Collateral Documents for such Series of Additional First Lien Debt.

4“Additional First Lien Collateral Agent” has the meaning set forth in the definition of “First Lien Collateral Agent”.
5“Additional First Lien Debt” means any Indebtedness and guarantees thereof that is incurred, issued or guaranteed by the Company and/or any other Grantor other than the Initial First Lien Debt, which Indebtedness and guarantees are secured by the First Lien Collateral (or a portion thereof) on a basis senior to the Second Lien Obligations; provided, however, that with respect to any such Indebtedness incurred after the date hereof  such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Lien Loan Document and Second Lien Debt Document,  unless already a party with respect to that Series of Additional First Lien Debt, each of the First Lien Representative and the First Lien Collateral Agent for the holders of such Indebtedness shall have become party to  this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.7 and  the First Lien Pari Passu Intercreditor Agreement pursuant to, and by satisfying the conditions set forth therein; provided, further, that, if such Indebtedness will be the initial Additional First Lien Debt incurred by the Company or any other Grantor after the date hereof, then the Grantors, the Initial First Lien Representative, the Initial First Lien Collateral Agent, the First Lien Representative for such Indebtedness and the First Lien Collateral Agent for such Indebtedness shall have executed and delivered the First Lien Pari Passu Intercreditor Agreement and  each of the other requirements of Section 8.7 shall have been complied with. The requirements of clause (i) above and clause (2)(C) of Section 8.7(b) shall be tested only as of  the date of execution of such Joinder Agreement by the applicable Additional First Lien Collateral Agent and Additional First Lien Representative, if the Indebtedness is incurred pursuant to a commitment entered into at the time of such Joinder Agreement and  with respect to any later commitment or amendment to those terms to permit such Indebtedness, the date of such commitment and/or amendment, in each case, assuming such commitments are fully drawn as of such date. Additional First Lien Debt shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.
6“Additional First Lien Loan Documents” means, with respect to any Series of Additional First Lien Debt, the loan agreements, promissory notes, indentures and other operative agreements evidencing or governing such Indebtedness, any document governing reimbursement obligations in respect of letters of credit issued pursuant to any Additional First Lien Loan Documents and the First Lien Collateral Documents securing such Series of Additional First Lien Debt.
7“Additional First Lien Obligations” means, with respect to any Series of Additional First Lien Debt, (a) all principal, interest (including any Post-Petition Interest), premium (if any), penalties, fees, expenses (including fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursement obligations (including in respect of letters of credit), damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding, payable with respect to such Additional First Lien Debt, (b) all other amounts payable to the related Additional First Lien Claimholders under the related Additional First Lien Loan Documents (other than in respect of any Indebtedness not constituting Additional First Lien Debt), (c) subject to Section 5.7, any Hedging Obligations and Bank Product

Obligations secured under the First Lien Collateral Documents securing such Series of Additional First Lien Debt and (d) any renewals or extensions of the foregoing.
8“Additional First Lien Representative” has the meaning set forth in the definition of “First Lien Representative”.
9“Additional Obligations” means the Additional First Lien Obligations and the Additional Second Lien Obligations.
10“Additional Representative” means an Additional First Lien Representative and/or an Additional Second Lien Representative, as the context may require.
11“Additional Second Lien Claimholders” means, with respect to any Series of Additional Second Lien Debt, the holders of such Indebtedness, the Second Lien Representative with respect thereto, the Second Lien Collateral Agent with respect thereto, any trustee or agent therefor under any related Additional Second Lien Debt Documents and the beneficiaries of each indemnification obligation undertaken by the Company or any other Grantor under any related Additional Second Lien Debt Documents and the holders of any other Additional Second Lien Obligations secured by the Second Lien Collateral Documents for such Series of Additional Second Lien Debt.
12“Additional Second Lien Collateral Agent” has the meaning set forth in the definition of “Second Lien Collateral Agent”.
13“Additional Second Lien Debt” means any Indebtedness and guarantees thereof that is incurred, issued or guaranteed by the Company and/or any Grantor other than the Initial Second Lien Debt, which Indebtedness and guarantees are secured by the Second Lien Collateral (or a portion thereof) on a basis junior to the First Lien Obligations; provided, however, that with respect to any such Indebtedness incurred after the date hereof  such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each First Lien Loan Document and Second Lien Debt Document,  unless already a party with respect to that Series of Additional Second Lien Debt, each of the Second Lien Representative and the Second Lien Collateral Agent for the holders of such Indebtedness shall have become party to  this Agreement pursuant to, and by satisfying the conditions set forth in, Section 8.7 and  the Second Lien Pari Passu Intercreditor Agreement pursuant to and by satisfying the conditions set forth therein; provided, further, that, if such Indebtedness will be the initial Additional Second Lien Debt incurred by the Company or any other Grantor after the date hereof, then the Grantors, the Initial Second Lien Representative, the Initial Second Lien Collateral Agent, the Second Lien Representative for such Indebtedness and the Second Lien Collateral Agent for such Indebtedness shall have executed and delivered the Second Lien Pari Passu Intercreditor Agreement, and  each of the other requirements of Section 8.7 shall have been complied with. The requirements of clause (i) above and clause (2)(C) of Section 8.7(b) shall be tested only as of  the date of execution of such Joinder Agreement by the applicable Additional Second Lien Collateral Agent and Additional Second Lien Representative if the Indebtedness is incurred pursuant to a commitment entered into at the time of such Joinder Agreement, and  with respect to any later commitment or amendment to those terms to permit such Indebtedness, the date of such commitment and/or amendment, in each case, assuming such commitments are fully drawn as of such date. Additional Second Lien Debt shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.
14“Additional Second Lien Debt Documents” means, with respect to any Series of Additional Second Lien Debt, the loan agreements, promissory notes, indentures and other operative agreements evidencing or governing such Indebtedness, any document governing reimbursement obligations in respect of letters of credit issued pursuant to any Additional Second Lien Debt Documents and the Second Lien Collateral Documents securing such Series of Additional Second Lien Debt.
15“Additional Second Lien Obligations” means, with respect to any Series of Additional Second Lien Debt, (a) principal, interest (including without limitation any Post-Petition Interest), premium (if any), penalties, fees, expenses (including, without limitation, fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursement obligations (including in respect of letters of credit), damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding, payable with respect to such Additional Second Lien Debt, (b) all other amounts payable to the related Additional Second Lien Claimholders under the related Additional Second Lien Debt Documents (other than in respect of any Indebtedness not constituting Additional Second Lien Debt), (c) subject to Section 5.7, any Hedging Obligations and Bank Product Obligations secured under the Second Lien Collateral Documents securing such Series of Additional Second Lien Debt and (d) any renewals or extensions of the foregoing.
16“Additional Second Lien Representative” has the meaning set forth in the definition of “Second Lien Representative”.
17“Affiliate” means, with respect to a specified Person, any branch of such Person or any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person.
18“Agreement” has the meaning set forth in the Preamble to this Agreement.
19“Bank of America” has the meaning set forth in the Preamble to this Agreement
20“Bank Product Obligations” means, all obligations and liabilities (whether direct or indirect, absolute or contingent, due or to become due or now existing or hereafter incurred) of the Company, any other Grantor or a Restricted Subsidiary, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, which may arise under, out of, or in connection with any treasury, investment, depository, clearing house, wire transfer, cash management or automated clearing house transfers of funds services or any related services (including, for the avoidance of doubt, products, services or facilities described in clauses (a), (c) and (d) of the definition of “Bank Product” set forth in the Initial First Lien Loan Agreement), to any Person permitted to be secured on a first-priority basis under the First Lien Loan Documents or on a second-priority basis under the Second Lien Debt Documents, as the case may be.

21“Bankruptcy Code” means Title 11 of the United States Code entitled “Bank-ruptcy,” as now and hereafter in effect, or any successor statute.
22“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.
23“Business Day” means a day other than a Saturday, Sunday or other holiday on which commercial banks in New York City are closed.
24“Claimholders” means the First Lien Claimholders and/or the Second Lien Claimholders, as the context may require.
25“Collateral” means, at any time, all of the assets and property of any Grantor, whether real, personal or mixed, in which the holders of First Lien Obligations under at least one Series of First Lien Obligations and the holders of Second Lien Obligations under at least one Series of Second Lien Obligations (or their respective Collateral Agents or Representatives) hold, purport to hold or are entitled to hold, a security interest at such time (or, in the case of the First Lien Obligations, are deemed pursuant to Section 2 to hold a security interest), including any property subject to Liens granted pursuant to Section 6 to secure both First Lien Obligations and Second Lien Obligations. If, at any time, any portion of the First Lien Collateral under one or more Series of First Lien Obligations does not constitute Second Lien Collateral under one or more Series of Second Lien Obligations, then such portion of such First Lien Collateral shall constitute Collateral only with respect to the Second Lien Obligations for which it constitutes Second Lien Collateral and shall not constitute Collateral for any Second Lien Obligations which do not have a security interest in such Collateral at such time.
26“Collateral Agent” means any First Lien Collateral Agent and/or any Second Lien Collateral Agent, as the context may require.
27“Collateral Documents” means the First Lien Collateral Documents and the Second Lien Collateral Documents.
28“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
29“Company” has the meaning set forth in the Preamble to this Agreement.
30“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
31“Control Agent” has the meaning set forth in Section 5.5(e).
32“Declined Liens” has the meaning set forth in Section 2.3(b).
33“Designated First Lien Collateral Agent” means  if at any time there is only one Series of First Lien Obligations with respect to which the Discharge of First Lien

Obligations has not occurred, the First Lien Collateral Agent for the First Lien Claimholders in such Series and  at any time when clause (i) does not apply, the “Applicable Collateral Agent” (as defined in the First Lien Pari Passu Intercreditor Agreement) at such time.
34“Designated First Lien Representative” means  if at any time there is only one Series of First Lien Obligations with respect to which the Discharge of First Lien Obligations has not occurred, the First Lien Representative for the First Lien Claimholders in such Series and  at any time when clause (i) does not apply, the “Applicable Representative” (as defined in the First Lien Pari Passu Intercreditor Agreement) at such time.
35“Designated Second Lien Collateral Agent” means  if at any time there is only one Series of Second Lien Obligations with respect to which the Discharge of Second Lien Obligations has not occurred, the Second Lien Collateral Agent for the Second Lien Claimholders in such Series and  at any time when clause (i) does not apply, the “Applicable Collateral Agent” (as defined in the Second Lien Pari Passu Intercreditor Agreement) at such time.
36“Designated Second Lien Representative” means  if at any time there is only one Series of Second Lien Obligations with respect to which the Discharge of Second Lien Obligations has not occurred, the Second Lien Representative for the Second Lien Claimholders in such Series and  at any time when clause (i) does not apply, the “Applicable Representative” (as defined in the Second Lien Pari Passu Intercreditor Agreement) at such time.
37“Designation” means a designation of Additional First Lien Debt or Additional Second Lien Debt in substantially the form of Exhibit C attached hereto.
38“DIP Financing” has the meaning set forth in Section 6.1(a).
39“Discharge” means, except to the extent otherwise provided in Section 5.6, with respect to any Series of First Lien Obligations or Series of Second Lien Obligations, that none of the Collateral secures, and none of the Collateral is required to secure, the First Lien Obligations of such Series or the Second Lien Obligations of such Series, as the case may be, pursuant to the terms of the applicable First Lien Loan Documents or Second Lien Debt Documents, other than, in each case, any cash collateral constituting Collateral in respect of Bank Product Obligations, Hedging Obligations or obligations in respect of letters of credit, in each case to the extent not in excess of 105% of such obligations that are so cash collateralized. The term “Discharged” shall have a corresponding meaning.
40“Discharge of First Lien Obligations” means, except to the extent otherwise provided in Section 5.6, the Discharge of Initial First Lien Obligations and the Discharge of each additional Series of First Lien Obligations has occurred; provided, that the Discharge of First Lien Obligations shall be deemed not to have occurred if any First Lien Loan Document is Refinanced in accordance with Section 5.3 and such Refinanced Indebtedness is then in effect and has not itself been Discharged or Refinanced in accordance with Section 5.3.
41“Discharge of Initial First Lien Obligations” means the Discharge of all Initial First Lien Obligations has occurred; provided, that the Discharge of Initial First Lien Obligations shall be deemed not to have occurred if any Initial First Lien Loan Document is

Refinanced in accordance with Section 5.3 and such Refinanced Indebtedness is then in effect and has not itself been Discharged or Refinanced in accordance with Section 5.3.
42“Discharge of Initial Second Lien Obligations” means the Discharge of all Initial Second Lien Obligations has occurred; provided, that the Discharge of Initial Second Lien Obligations shall be deemed not to have occurred if the Initial Second Lien Indenture is Refinanced in accordance with Section 5.3 and such Refinanced Indebtedness is then in effect and has not itself been Discharged or Refinanced in accordance with Section 5.3.
43“Discharge of Second Lien Obligations” means, except to the extent otherwise provided in Section 5.6, the Discharge of Initial Second Lien Obligations and the Discharge of each additional Series of Second Lien Obligations has occurred; provided, that the Discharge of Second Lien Obligations shall be deemed not to have occurred if any Second Lien Debt Document is Refinanced in accordance with Section 5.3 and such Refinanced Indebtedness is then in effect and has not itself been Discharged or Refinanced in accordance with Section 5.3.
44“Disposition” has the meaning set forth in Section 5.1(b).
45“ECP Grantor” means, in respect of any Swap Obligation, each Grantor that has total assets exceeding $10,000,000 at the time the relevant guaranty or grant of relevant Lien becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the meaning of the Commodity Exchange Act or any regulations promulgated thereunder.
46“Enforcement Action” means any action to:
(a)foreclose, execute, levy, or collect on, take possession or control of (other than for purposes of perfection), sell or otherwise realize upon (judicially or non-judicially), or lease, license, or otherwise dispose of (whether publicly or privately), Collateral, or otherwise exercise or enforce remedial rights with respect to Collateral under the First Lien Loan Documents or the Second Lien Debt Documents (including by way of setoff, recoupment, notification of a public or private sale or other disposition pursuant to the UCC or other applicable law, notification to account debtors, notification to depositary banks under deposit account control agreements, notification to securities intermediaries under securities account control agreements, notifications to commodity intermediaries under commodity account control agreements, or exercise of rights under landlord consents, if applicable);
(b)solicit bids from third Persons, approve bid procedures for any proposed disposition of Collateral, conduct the liquidation or disposition of Collateral or engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers, or other third Persons for the purposes of valuing, marketing, promoting, and selling Collateral;
(c)receive a transfer of Collateral in satisfaction of Indebtedness or any other Obligation secured thereby;
(d)otherwise enforce a security interest or exercise another right or remedy, as a secured creditor or otherwise, pertaining to the Collateral at law, in equity, or pursuant to the First Lien Loan Documents or Second Lien Debt Documents (including the commencement of applicable legal proceedings or other actions with respect to all or any portion of the Collateral to facilitate the actions described in the preceding clauses, and exercising voting rights in respect of equity interests comprising Collateral); or
(e)require or cause the Disposition of Collateral by any Grantor after the occurrence and during the continuation of an event of default under any of the First Lien Loan Documents or the Second Lien Debt Documents with the consent of the applicable First Lien Collateral Agent (or First Lien Claimholders) or Second Lien Collateral Agent (or Second Lien Claimholders).
47“Excluded Swap Obligation” means, with respect to any Grantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Grantor of, or the grant by such Grantor of a Lien to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Grantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Grantor or the grant of such Lien becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or Lien is or becomes illegal.
48“First Lien Claimholders” means the Initial First Lien Claimholders and any Additional First Lien Claimholders.
49“First Lien Collateral” means any “Collateral” or similar term, in each case, as defined in any First Lien Loan Document, including, without limitation, “Pledged Collateral”, “Pledged Debt Securities” and “Pledged Equity Interests” or similar term, in each case, as defined in any First Lien Loan Document, or any other assets of the Company or any other Grantor with respect to which a Lien is granted or purported to be granted or required to be granted pursuant to a First Lien Loan Document as security for any First Lien Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any First Lien Claimholder.
50“First Lien Collateral Agent” means  in the case of any Initial First Lien Obligations or the Initial First Lien Claimholders, the Initial First Lien Collateral Agent and  in the case of any Additional First Lien Obligations and the Additional First Lien Claimholders in respect thereof, the Person serving as collateral agent (or the equivalent) for such Additional First Lien Obligations and that is named as the First Lien Collateral Agent in respect of such Additional First Lien Obligations in the applicable Joinder Agreement (each, in the case of this clause (ii) together with its successors and assigns in such capacity, an “Additional First Lien Collateral Agent”).
51“First Lien Collateral Documents” means the “Security Documents” (or similar term) as defined in any First Lien Loan Document and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or pursuant to which any such Lien is perfected.

52“First Lien Debt” means the Initial First Lien Debt and any Additional First Lien Debt.
53“First Lien Declined Lien” has the meaning set forth in Section 2.3(a).
54“First Lien Loan Documents” means the Initial First Lien Loan Documents and any Additional First Lien Loan Documents.
55“First Lien Obligations” means the Initial First Lien Obligations and any Additional First Lien Obligations, and shall not include, for the avoidance of doubt, any Excluded Swap Obligations.
56“First Lien Pari Passu Intercreditor Agreement” means an agreement among each First Lien Representative and each First Lien Collateral Agent allocating rights among the various Series of First Lien Obligations.
57“First Lien Representative” means  in the case of any Initial First Lien Obligations or the Initial First Lien Claimholders, the Initial First Lien Representative and  in the case of any Additional First Lien Obligations and the Additional First Lien Claimholders in respect thereof, each trustee, administrative agent, collateral agent, security agent and similar agent that is named as the First Lien Representative in respect of such Additional First Lien Obligations in the applicable Joinder Agreement (each, in the case of this clause (ii), together with its successors and assigns in such capacity, an “Additional First Lien Representative”).
58“Governmental Authority” means any federal, state, provincial, territorial, municipal, foreign or other governmental department, agency, commission, board, bureau, court, tribunal, instrumentality, political subdivision, authority, corporation or body, regulatory or self-regulatory organization or other entity or officer exercising executive, legislative, judicial, statutory, regulatory or administrative functions for or pertaining to any government or court (including any supranational bodies such as the European Union), in each case whether it is or is not associated with Canada, the United States or any state, province, district or territory thereof, or any other foreign entity or government .
59“Grantors” means the Company, the MLP Entity, each Subsidiary of the Company that has guaranteed the First Lien Obligations and/or the Second Lien Obligations and each other Subsidiary of the Company that has or may from time to time hereafter execute and deliver any First Lien Collateral Document and/or Second Lien Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof) to secure any First Lien Obligations and/or Second Lien Obligations, as the context may require.
60“Hedge Agreement” means a Swap Contract (including, for the avoidance of doubt, a “Swap” (as defined in the Initial First Lien Loan Agreement)) entered into by the Company, any other Grantor or any Restricted Subsidiary with a counterparty as permitted to be secured on a first-priority basis under the First Lien Loan Documents or on a second-priority basis under the Second Lien Debt Documents, as the case may be.
61“Hedging Obligation” of any Person means any obligation of such Person pursuant to any Hedge Agreement.

62“Indebtedness” means and includes all indebtedness for borrowed money; for the avoidance of doubt, “Indebtedness” shall not include reimbursement or other obligations in respect of letters of credit, Hedging Obligations or Bank Product Obligations.
63“Initial First Lien Claimholders” means the “Secured Parties” as defined in the Initial First Lien Loan Agreement.
64“Initial First Lien Collateral Agent” has the meaning set forth in the Preamble to this Agreement.
65“Initial First Lien Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the Initial First Lien Loan Documents.
66“Initial First Lien Loan Agreement” has the meaning set forth in the Recitals to this Agreement.
67“Initial First Lien Loan Documents” means the Initial First Lien Loan Agreement and the other “Loan Documents” as defined in the Initial First Lien Loan Agreement and any other document or agreement entered into for the purpose of evidencing, governing, securing or perfecting the Initial First Lien Obligations.
68“Initial First Lien Obligations” means the “Obligations” as defined in the Initial First Lien Loan Agreement.
69“Initial First Lien Representative” has the meaning set forth in the Preamble to this Agreement.
70“Initial Second Lien Claimholders” means the Initial Second Lien Representative, the Initial Second Lien Collateral Agent and any holder of Initial Second Lien Obligations.
71“Initial Second Lien Collateral Agent” has the meaning set forth in the Preamble to this Agreement.
72“Initial Second Lien Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the Initial Second Lien Debt Documents. Initial Second Lien Debt shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange thereof.
73“Initial Second Lien Debt Documents” means that certain Initial Second Lien Indenture and the other “Note Documents” as defined in the Initial Second Lien Indenture and any other document or agreement entered into for the purpose of evidencing, governing, securing or perfecting the Initial Second Lien Obligations.
74“Initial Second Lien Indenture” has the meaning set forth in the Recitals to this Agreement.

75“Initial Second Lien Obligations” means the Initial Second Lien Debt and all other “Obligations” (as defined in the Initial Second Lien Debt Documents) in respect thereof.
76“Initial Second Lien Representative” has the meaning set forth in the Preamble to this Agreement.
77“Insolvency or Liquidation Proceeding” means any case or proceeding, application, meeting convened, resolution passed, proposal, corporate action or any other proceeding commenced by or against a Person under any state, provincial, territorial, federal or foreign law for, or any agreement of such Person to,  the entry of an order for relief under the Bankruptcy Code, or any other steps being taken under any other insolvency, debtor relief, bankruptcy, receivership, debt adjustment law or other similar law (whether state, provincial, territorial, federal or foreign);  the appointment of a creditor representative or other custodian for such Person or any part of its property;  an assignment or trust mortgage for the benefit of creditors;  the winding-up or strike off of the Person;  the proposal or implementation of a scheme or plan of arrangement or composition; and/or  a suspension of payment, moratorium of any debts, official assignment, composition or arrangement with a Person’s creditors.
78“Joinder Agreement” means a supplement to this Agreement in the form of:  Exhibit A or Exhibit B hereto, as applicable, required to be delivered by a Representative and a Collateral Agent to each other then-existing Representative and Collateral Agent pursuant to Section 8.7 in order to include Additional First Lien Debt or Additional Second Lien Debt hereunder and to become the Representative or Collateral Agent, as the case may be, hereunder in respect thereof for the applicable Additional First Lien Claimholders or applicable Additional Second Lien Claimholders, as the case may be, under such Additional First Lien Debt or Additional Second Lien Debt or  Exhibit D hereto required to be delivered by any Grantor pursuant to Section 8.20.
79“Lien” means any mortgage, pledge (including, without limitation, disclosed, undisclosed, possessory and non-possessory), security interest, hypothecation, assignment, statutory trust, deemed trust, privilege, lien, charge, bailment or similar encumbrance, whether statutory, based on common law, contract or otherwise, and including any option or agreement to give any of the foregoing, any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction to evidence any of the foregoing, any conditional sale or other title retention agreement, any reservation of ownership or any lease in the nature thereof.
80“Master Agreement” has the meaning set forth in the definition of “Swap Contract”.
81“MLP Entity” means Summit Midstream Partners, LP, a Delaware limited partnership.
82“Non-ECP Grantor” means any Grantor that is not an ECP Grantor.
83“Obligations” means all obligations of every nature of the Company and each other Grantor from time to time owed to any agent or trustee, the First Lien Claimholders,

the Second Lien Claimholders or any of them or their respective Affiliates, in each case, under the First Lien Loan Documents, the Second Lien Debt Documents, Hedge Agreements or Bank Product Obligations, whether for principal, interest or payments for early termination of Swap Contracts, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing and including any interest and fees that accrue after the commencement by or against any Person of any proceeding under any Bankruptcy Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.
84“Pay-Over Amount” has the meaning set forth in Section 6.3(b)(3).
85“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, limited partnership, unincorporated organization, Governmental Authority or other entity.
86“Pledged Collateral” has the meaning set forth in Section 5.5(a).
87“Post-Petition Interest” means interest, fees, expenses and other charges that, pursuant to the First Lien Loan Documents or the Second Lien Debt Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.
“Purchase Event” has the meaning set forth in Section 5.8.
88“Recovery” has the meaning set forth in Section 6.5.
89“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other Indebtedness in exchange or replacement for, such Indebtedness in whole or in part and regardless of whether the principal amount of such Refinancing Indebtedness is the same, greater than, or less than the principal amount of the Refinanced Indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.
90“Regions Bank” has the meaning set forth in the Preamble to this Agreement.
91“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees and substantially the same collateral provisions) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.
92“Representative” means any First Lien Representative and/or any Second Lien Representative, as the context may require.
93“Restricted Subsidiaries” has the meaning set forth in the Initial First Lien Loan Agreement.

94“SEC” means the Securities and Exchange Commission or any successor Governmental Authority
95“Second Lien Adequate Protection Payments” has the meaning set forth in Section 6.3(b)(3).
96“Second Lien Claimholders” means the Initial Second Lien Claimholders and any Additional Second Lien Claimholders.
97“Second Lien Collateral” means any “Collateral” (or similar term) as defined in any Second Lien Debt Document or any other assets of the Company or any other Grantor with respect to which a Lien is granted, purported to be granted or required to be granted pursuant to a Second Lien Debt Document as security for any Second Lien Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any Second Lien Claimholder.
98“Second Lien Collateral Agent” means  in the case of any Initial Second Lien Obligations or the Initial Second Lien Claimholders, the Initial Second Lien Collateral Agent and  in the case of any Additional Second Lien Obligations and the Additional Second Lien Claimholders in respect thereof, the Person serving as collateral agent (or the equivalent) for such Additional Second Lien Obligations and that is named as the Second Lien Collateral Agent in respect of such Additional Second Lien Obligations in the applicable Joinder Agreement (each, in the case of this clause (ii), together with its successors and assigns in such capacity, an “Additional Second Lien Collateral Agent”).
99“Second Lien Collateral Documents” means the “Security Documents” or the “Collateral Documents” (or similar term) as defined in the applicable Second Lien Debt Documents and any other agreement, document or instrument pursuant to which a Lien is granted securing any Second Lien Obligations or pursuant to which any such Lien is perfected.
100“Second Lien Debt” means the Initial Second Lien Debt and any Additional Second Lien Debt.
101“Second Lien Debt Documents” means the Initial Second Lien Debt Documents and any Additional Second Lien Debt Documents.
102“Second Lien Declined Lien” has the meaning set forth in Section 2.3(b).
103“Second Lien Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed.
104“Second Lien Obligations” means the Initial Second Lien Obligations and any Additional Second Lien Obligations, and shall not include, for the avoidance of doubt, any Excluded Swap Obligations.

105“Second Lien Pari Passu Intercreditor Agreement” means an agreement among each Second Lien Representative and each Second Lien Collateral Agent allocating rights among the various Series of Second Lien Obligations, which such agreement shall be substantially in the form attached hereto as Exhibit E.
106“Second Lien Representative” means  in the case of the Initial Second Lien Obligations or the Initial Second Lien Claimholders, the Initial Second Lien Representative and  in the case of any Additional Second Lien Obligations and the Additional Second Lien Claimholders in respect thereof, each trustee, administrative agent, collateral agent, security agent and similar agent that is named as the Second Lien Representative in respect of such Additional Second Lien Obligations in the applicable Joinder Agreement (each, in the case of this clause (ii), together with its successors and assigns in such capacity, an “Additional Second Lien Representative”).
107“Senior Officer” means the chief executive officer, president, chairman of the board, the chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller of (i) the Company or (ii) the “General Partner” as defined in the Initial First Lien Loan Agreement.
108“Series” means, (i) with respect to First Lien Debt or Second Lien Debt, all First Lien Debt or Second Lien Debt, as applicable, represented by the same Representative acting in the same capacity and (ii) with respect to First Lien Obligations or Second Lien Obligations, all such obligations secured by same First Lien Collateral Documents or same Second Lien Collateral Documents, as the case may be.
109“Short Fall” has the meaning set forth in Section 6.3(b)(3).
110“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.
111“Swap Contract” means  any and all interest rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options for forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and  any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement,

or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including such obligations or liabilities under any Master Agreement.
112“Swap Obligation” means, with respect to any Grantor or its Affiliate, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
113“Titled Collateral” means any modular units, motor vehicles and other goods covered by certificate of title where perfection is governed by a certificate of title statute which provides for a security interest to be indicated on the certificate as a condition or result of the security interest’s obtaining priority over the rights of a lien creditor with respect to the property.
114“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.
1.2Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:
(a)any definition of or reference herein to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as amended, restated, amended and restated, supplemented or otherwise modified from time to time and any reference herein to any statute or regulations shall include any amendment, renewal, extension or replacement thereof;
(b)any reference herein to any Person shall be construed to include such Person’s successors and assigns from time to time;
(c)the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
(d)all references herein to Sections and Exhibits shall be construed to refer to Sections and Exhibits of this Agreement; and
(e)the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.Lien Priorities.
2.1Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC or any other applicable law or the Second Lien Debt Documents or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the First Lien Obligations, the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby agrees that:
(a)any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any Second Lien Obligations; and
(b)any Lien on the Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of any Second Lien Representative, any Second Lien Collateral Agent, any Second Lien Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. All Liens on the Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.
2.2Prohibition on Contesting Liens. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, and each First Lien Representative and each First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder represented by it, agrees that it will not (and hereby waives any right to) directly or indirectly contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity, perfection, extent or enforceability of a Lien held, or purported to be held, by or on behalf of any of the First Lien Claimholders in the First Lien Collateral or by or on behalf of any of the Second Lien Claimholders in the Second Lien Collateral, as the case may be, or the amount, nature or extent of the First Lien Obligations or Second Lien Obligations or the provisions of this Agreement; provided, that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the First Lien Obligations as provided in Sections 2.1 and 3.1.

2.3No New Liens. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Company shall not, and shall not permit any other Grantor to:
(a)grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the First Lien Obligations, the parties hereto agreeing that any such Lien shall be subject to Section 2.1; provided that this provision will not be violated with respect to any particular Series of First Lien Obligations if the applicable First Lien Collateral Agent is given a reasonable opportunity to accept a Lien on any asset or property and either the Company or such First Lien Collateral Agent states in writing that the First Lien Loan Documents in respect thereof prohibit such First Lien Collateral Agent from accepting a Lien on such asset or property or the applicable First Lien Collateral Agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined Lien with respect to a particular Series of First Lien Obligations, a “First Lien Declined Lien”); or
(b)grant or permit any additional Liens on any asset or property to secure any First Lien Obligations unless it has granted, concurrently grants or within 10 Business Days of securing any First Lien Obligation grants a Lien on such asset or property to secure the Second Lien Obligations; provided that this provision will not be violated with respect to any particular Series of Second Lien Obligations if the applicable Second Lien Collateral Agent is given a reasonable opportunity to accept a Lien on any asset or property and either the Company or such Second Lien Collateral Agent states in writing that the Second Lien Debt Documents in respect thereof prohibit such Second Lien Collateral Agent from accepting a Lien on such asset or property or the applicable Second Lien Collateral Agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined Lien with respect to a particular Series of Second Lien Obligations, a “Second Lien Declined Lien” and, together with the First Lien Declined Liens, the “Declined Liens”).
If any Second Lien Representative, any Second Lien Collateral Agent or any Second Lien Claimholder shall hold any Lien on any assets or property of any Grantor securing any Second Lien Obligations that are not also subject to the first-priority Liens, other than any Declined Liens, securing all First Lien Obligations under the First Lien Collateral Documents, such Second Lien Representative, Second Lien Collateral Agent or Second Lien Claimholder shall notify the Designated First Lien Representative and the Designated First Lien Collateral Agent promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien, other than any such Lien that would constitute a Declined Lien, on such assets or property to each First Lien Collateral Agent as security for the First Lien Obligations represented by it, such Second Lien Representative, Second Lien Collateral Agent and Second Lien Claimholders shall be deemed to hold and have held such Lien for the benefit of each First Lien Representative, First Lien Collateral Agent and the other First Lien Claimholders, other than any First Lien Claimholders whose First Lien Loan Documents prohibit them from taking such Liens, as security for the First Lien Obligations. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to any

First Lien Representative, First Lien Collateral Agent and/or the First Lien Claimholders, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of each Second Lien Claimholder represented by it, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.
Notwithstanding anything in this Agreement to the contrary, prior to (or concurrently with) the Discharge of the First Lien Obligations, cash and cash equivalents may be pledged to secure First Lien Obligations consisting of reimbursement obligations in respect of letters of credit issued pursuant to the First Lien Loan Documents up to an amount not to exceed 105% of the face amount of such letters of credit without granting a Lien thereon to secure any other First Lien Obligations or any other Second Lien Obligations.
2.4Similar Liens and Agreements. The parties hereto agree that, subject to Sections 2.3 and 5.3(c), it is their intention that the First Lien Collateral and the Second Lien Collateral be identical. In furtherance of the foregoing and of Section 8.12, the parties hereto agree, subject to the other provisions of this Agreement:
(a)upon request by any First Lien Collateral Agent or any Second Lien Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Loan Documents and the Second Lien Debt Documents; and
(b)that the documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral and guarantees for the First Lien Obligations and the Second Lien Obligations, subject to Sections 2.3 and 5.3(c), shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the Obligations thereunder.
2.5Perfection of Liens. Except for the limited agreements of the First Lien Collateral Agents expressly set forth in Section 5.5, none of the First Lien Representatives, the First Lien Collateral Agents or the First Lien Claimholders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Second Lien Representatives, the Second Lien Collateral Agents or the Second Lien Claimholders. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Claimholders on the one hand and the Second Lien Claimholders on the other hand, and such provisions shall not impose on the First Lien Representatives, the First Lien Collateral Agents, the First Lien Claimholders, the Second Lien Representatives, the Second Lien Collateral Agents, the Second Lien Claimholders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior-perfected claims therein in favor of any other Person or any order or decree of any court or Governmental Authority or any applicable law.
2.6Nature of First Lien Obligations. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, acknowledges that a portion of the First Lien Obligations represents, or may in the future represent, debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Lien Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the First Lien Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Second Lien Claimholders and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, reduction, replacement, renewal, restatement or refinancing of either the First Lien Obligations or the Second Lien Obligations, or any portion thereof.
Section 3.Enforcement.
3.1Exercise of Remedies.
(a)Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders:
(1)will not commence or maintain, or seek to commence or maintain, any Enforcement Action or otherwise exercise any rights or remedies with respect to the Collateral; provided that in any Insolvency or Liquidation Proceeding any Second Lien Representative, Second Lien Collateral Agent or Second Lien Claimholder may take any action expressly permitted by Section 6 hereof;
(2)will not contest, protest or object to any foreclosure proceeding or action brought by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder or any other exercise by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder of any rights and remedies relating to the Collateral under the First Lien Loan Documents or otherwise (including any Enforcement Action initiated by or supported by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder);
(3)subject to their rights under Section 3.1(a)(1), will not object to the forbearance by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral; and
(4)no Second Lien Representative, Second Lien Collateral Agent or Second Lien Claimholder shall file any notice or other document under the federal Assignment of Claims Act 31 USC 3737, 41 USC 15 that requires payment to any Second Lien Representative, Second Lien Collateral Agent or Second Lien Claimholder,

in each case so long as any proceeds received by any First Lien Representative or First Lien Collateral Agent are applied in accordance with Section 4.1 and applicable law.
(b)Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, subject to Section 3.1(a)(1), the First Lien Representatives, the First Lien Collateral Agents and the First Lien Claimholders shall have the sole and exclusive right to commence and maintain an Enforcement Action or otherwise enforce rights, exercise remedies (including set-off, recoupment and the right to credit bid their debt, except that Second Lien Claimholders shall have the credit bid rights set forth in Section 3.1(c)(6)), and subject to Section 5.1, make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder; provided that any proceeds received by any First Lien Representative or First Lien Collateral Agent are applied in accordance with Section 4.1 and applicable law. In commencing or maintaining any Enforcement Action or otherwise exercising rights and remedies with respect to the Collateral, the First Lien Representatives, the First Lien Collateral Agents and the First Lien Claimholders may enforce the provisions of the First Lien Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion in compliance with any applicable law and without consultation with any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder and regardless of whether any such exercise is adverse to the interest of any Second Lien Claimholder. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.
(c)Notwithstanding the foregoing, any Second Lien Representative, any Second Lien Collateral Agent and any other Second Lien Claimholder may:
(1)file a claim or statement of interest with respect to the Second Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;
(2)take any action (not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any First Lien Representative, any First Lien Collateral Agent or the First Lien Claimholders to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;
(3)file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Claimholders, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;

(4)vote on any plan of reorganization, arrangement, compromise or liquidation, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral; provided that no filing of any claim or vote, or pleading related to such claim or vote, to accept or reject a disclosure statement, plan of reorganization, arrangement, compromise or liquidation, or any other document, agreement or proposal similar to the foregoing by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, may be inconsistent with the provisions of this Agreement;
(5)exercise any of its rights or remedies with respect to the Collateral to the extent permitted by Section 3.1(a)(1);
(6)bid for or purchase Collateral at any public, private or judicial foreclosure upon such Collateral initiated by any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder, or any sale of Collateral during an Insolvency or Liquidation Proceeding; provided that such bid may not include a “credit bid” in respect of any Second Lien Obligations unless the cash proceeds of such bid are otherwise sufficient to, and are applied to, cause the Discharge of First Lien Obligations; and
(7)exercise rights and remedies as unsecured creditors against the Company and any other Grantor in accordance with applicable law (so long as such rights and remedies do not violate and are not otherwise inconsistent with any provision of this Agreement).
Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off and recoupment) with respect to any Collateral in its capacity as a creditor, unless and until the Discharge of First Lien Obligations has occurred, except in connection with any foreclosure expressly permitted by Section 3.1(a)(1) to the extent such Second Lien Representative or such Second Lien Collateral Agent and Second Lien Claimholders represented by it are permitted to retain the proceeds thereof in accordance with Section 4.2 of this Agreement and applicable law. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Sections 3.1(a) and 6.3(b) and this Section 3.1(c), the sole right of the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.
(d)Subject to Sections 3.1(a) and 3.1(c) and Section 6.3(b):

(1)each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that such Second Lien Representative or such Second Lien Collateral Agent and such Second Lien Claimholders represented by it will not take any action that would hinder any exercise of remedies under the First Lien Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;
(2)each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby waives any and all rights such Second Lien Representative or such Second Lien Collateral Agent and such Second Lien Claimholders represented by it may have as a junior lien creditor or otherwise to object to the manner in which any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder seeks to enforce or collect the First Lien Obligations or Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder is adverse to the interest of any Second Lien Claimholder; and
(3)each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Debt Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder with respect to the Collateral as set forth in this Agreement.
(e)The Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders may exercise rights and remedies as unsecured creditors against the Company or any other Grantor that has guaranteed or granted Liens to secure the Second Lien Obligations in accordance with the terms of the Second Lien Debt Documents and applicable law (other than initiating or joining in an involuntary case or proceeding under any Insolvency or Liquidation Proceeding with respect to any Grantor); provided that in the event that any Second Lien Claimholder becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) in the same manner as the other Liens securing the Second Lien Obligations are subject to this Agreement.
(f)Nothing in this Agreement shall prohibit the receipt by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder of rights or remedies as a secured creditor (including set-off and recoupment) or enforcement in contravention of this Agreement of any Lien held by any of them in respect of the Collateral. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder may have with respect to the First Lien Collateral.
3.2Actions Upon Breach; Specific Performance. If any Second Lien Claimholder, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement, this Agreement shall create an irrebuttable presumption and admission by such Second Lien Claimholder that relief against such Second Lien Claimholder by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the First Lien Claimholders, it being understood and agreed by each Second Lien Representative and each Second Lien Collateral Agent, on behalf of each Second Lien Claimholder represented by it, that  the First Lien Claimholders’ damages from actions of any Second Lien Claimholder may at that time be difficult to ascertain and may be irreparable and  each Second Lien Claimholder waives any defense that the Grantors and/or the First Lien Claimholders cannot demonstrate damage and/or be made whole by the awarding of damages. Each of the First Lien Representatives and/or First Lien Collateral Agents may demand specific performance of this Agreement. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder. No provision of this Agreement shall constitute or be deemed to constitute a waiver by any First Lien Representative or any First Lien Collateral Agent on behalf of itself and each other First Lien Claimholder represented by it of any right to seek damages from any Person in connection with any breach or alleged breach of this Agreement.
Section 4.Payments.
4.1Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or any proceeds thereof and any insurance proceeds to be distributed pursuant to Section 5.2 received in connection with any Enforcement Action or other exercise of remedies by any First Lien Representative, any First Lien Collateral Agent or any First Lien Claimholder shall be applied as follows:
FIRST, by the Designated First Lien Collateral Agent and the other First Lien Collateral Agents or the First Lien Representatives, as applicable, to the First Lien Obligations in such order as specified in the relevant First Lien Loan Documents and, if then in effect, the First Lien Pari Passu Intercreditor Agreement, until a Discharge of First Lien Obligations; provided, that any non-cash Collateral or non-cash proceeds may be held by the applicable First Lien

Collateral Agent as Collateral unless the failure to apply such amounts would be commercially unreasonable; provided that any such proceeds from a Non-ECP Grantor shall not be applied to any First Lien Obligation that constitutes a Swap Obligation;
SECOND, by the Designated Second Lien Collateral Agent and the other Second Lien Collateral Agents or the Second Lien Representatives, as applicable, to the applicable Second Lien Obligations in such order as specified in the applicable Second Lien Collateral Documents and, if then in effect, the Second Lien Pari Passu Intercreditor Agreement, until a Discharge of Second Lien Obligations; provided that any such proceeds from a Non-ECP Grantor shall not be applied to any Second Lien Obligation that constitutes a Swap Obligation; and
THIRD, to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same.
4.2Payments Over.
(a)So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, any Collateral or any proceeds thereof (including assets or proceeds subject to Liens referred to in the second to last paragraph of Section 2.3 and any assets or proceeds subject to Liens that have been avoided or otherwise invalidated, but excluding any debt obligations of the reorganized debtor distributed as contemplated by Section 6.6) received by any Second Lien Representative, Second Lien Collateral Agent or any other Second Lien Claimholder in connection with any Enforcement Action relating to the Collateral, less any reasonable out-of-pocket expenses incurred in connection with such Enforcement Action, in all cases shall be segregated and held in trust and forthwith paid over to the Designated First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties) or as a court of competent jurisdiction may otherwise direct. The Designated First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Representatives, Second Lien Collateral Agents or any such other Second Lien Claimholder. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations.
(b)So long as the Discharge of First Lien Obligations has not occurred, if in any Insolvency or Liquidation Proceeding any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder shall receive any distribution of money or other property in respect of the Collateral or proceeds thereof (including any assets or proceeds subject to Liens referred to in the second to last paragraph of Section 2.3 and assets or proceeds subject to Liens that have been avoided or otherwise invalidated) such money or other property (other than debt obligations of the reorganized debtor distributed as contemplated by Section 6.6) shall be segregated and held in trust and forthwith paid over to the Designated First Lien Collateral Agent for the benefit of the First Lien Claimholders in the same form as received, with any necessary endorsements (which endorsements shall be without recourse and without any representations or warranties). The Designated First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Representatives, the Second Lien Collateral Agents or any such other Second Lien Claimholder. This authorization is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations. Any Lien received by any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder in respect of any of the Second Lien Obligations in any Insolvency or Liquidation Proceeding shall be subject to the terms of this Agreement.
Section 5.Other Agreements.
5.1Releases.
(a)If in connection with any Enforcement Action by any First Lien Representative or any First Lien Collateral Agent or any other exercise of any First Lien Representative’s or any First Lien Collateral Agent’s remedies in respect of the Collateral, in each case prior to the Discharge of First Lien Obligations, such First Lien Collateral Agent, for itself or on behalf of any of the First Lien Claimholders represented by it, releases any of its Liens on any part of the Collateral or such First Lien Representative, for itself or on behalf of any of the First Lien Claimholders represented by it, releases any Grantor from its obligations under its guaranty of the First Lien Obligations, then the Liens, if any, of each Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Claimholders, on such Collateral, and the obligations of such Grantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. If in connection with any Enforcement Action or other exercise of rights and remedies by any First Lien Representative or any First Lien Collateral Agent, in each case prior to the Discharge of First Lien Obligations, the equity interests of any Person are foreclosed upon or otherwise disposed of and such First Lien Collateral Agent releases its Lien on the property or assets of such Person then the Liens of each Second Lien Collateral Agent with respect to the property or assets of such Person will be automatically released to the same extent as the Liens of such First Lien Collateral Agent. Each Second Lien Representative and each Second Lien Collateral Agent, for itself or on behalf of any Second Lien Claimholder represented by it, shall promptly execute and deliver to the First Lien Representatives, First Lien Collateral Agents or such Grantor such termination statements, releases and other documents as any First Lien Representative, First Lien Collateral Agent or such Grantor may request to effectively confirm the foregoing releases.
(b)If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral by any Grantor (collectively, a “Disposition”) permitted under the terms of the First Lien Loan Documents and the terms of the Second Lien Debt Documents (other than in connection with an Enforcement Action or other exercise of any First Lien Representative’s and/or First Lien Collateral Agent’s remedies in respect of the Collateral, which shall be governed by Section 5.1(a)), any First Lien Collateral Agent, for itself or on behalf of any First Lien Claimholder represented by it, releases any of its Liens on any part of the Collateral, or any First Lien Representative, for itself or on behalf of any First Lien Claimholder represented by it, releases any Grantor from its obligations under its guaranty of the First Lien Obligations, in each case other than  in connection with, or following, the Discharge of First Lien Obligations or  after the occurrence and during the continuance of any Event of Default under (and as defined in) any Second Lien Debt Document, then the Liens, if any, of each Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Claimholders represented by it, on such Collateral, and the obligations of such Grantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released.     Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, shall promptly execute and deliver to the First Lien Representatives, the First Lien Collateral Agents or such Grantor such termination statements, releases and other documents as any First Lien Representative, First Lien Collateral Agent or such Grantor may request to effectively confirm such release.
(c)Until the Discharge of First Lien Obligations occurs, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby irrevocably constitutes and appoints the Designated First Lien Collateral Agent and any officer or agent of the Designated First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Second Lien Representative, such Second Lien Collateral Agent and such Second Lien Claimholders or in the Designated First Lien Collateral Agent’s own name, from time to time in the Designated First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release. This power is coupled with an interest and is irrevocable until the Discharge of First Lien Obligations. Without limiting the foregoing, the Designated First Lien Collateral Agent or any agent or designee thereof is hereby authorized to execute any documents necessary or appropriate to release the Liens of any Second Lien Collateral Agent on any certificate of title in accordance with this Section 5.1.
(d)Until the Discharge of First Lien Obligations occurs, to the extent that any First Lien Collateral Agent, any First Lien Representative or any First Lien Claimholder  has released any Lien on Collateral or any Grantor from its obligation under its guarantee and any such Liens or guarantee are later reinstated or  obtains any new Liens or additional guarantees, then each Second Lien Collateral Agent, for itself and for the Second Lien Claimholders represented by it, shall be granted a Lien on any such Collateral (except to the extent such Lien represents a Second Lien Declined Lien with respect to the Second Lien Debt represented by such Second Lien Collateral Agent or secures First Lien Obligations consisting of reimbursement obligations in respect of letters of credit to the extent provided in Section 2.3), subject to this Agreement, and each Second Lien Representative, for itself and for the Second Lien Claimholders represented by it, shall be granted an additional guarantee, as the case may be.

5.2Insurance. Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Collateral shall be distributed in accordance with the terms of Section 4.1; provided that, for the avoidance of doubt, such proceeds from any such policy, award or payment in respect of a Non-ECP Grantor shall not be applied to any First Lien Obligation or any Second Lien Obligation, in each case that constitutes a Swap Obligation. Until the Discharge of First Lien Obligations has occurred, if any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, then it shall segregate and hold in trust and forthwith pay such proceeds over to the Designated First Lien Collateral Agent in accordance with the terms of Section 4.2.
5.3Amendments to First Lien Loan Documents and Second Lien Debt Documents.
(a)The First Lien Loan Documents of any Series may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms and the First Lien Debt of any Series may be Refinanced subject to Section 8.7 without notice to, or the consent of, any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, all without affecting the lien subordination or other provisions of this Agreement; provided that any such amendment, restatement, supplement, modification or Refinancing is not inconsistent with the terms of this Agreement and, in the case of a Refinancing, the holders of such Refinancing debt (directly or through their agent) bind themselves in a writing addressed to each Second Lien Collateral Agent to the terms of this Agreement. Each First Lien Collateral Agent and First Lien Representative may rely on a certificate of the Company stating that such amendment, restatement, supplement or other modification does not contravene any provision of this Agreement or the Second Lien Loan Document as then in effect
(b)The Second Lien Debt Documents may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms and the Second Lien Debt of any Series may be Refinanced subject to Section 8.7 without notice to, or the consent of, any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder, all without affecting the lien subordination or other provisions of this Agreement; provided that any such amendment, restatement, supplement, modification or Refinancing is not inconsistent with the terms of this Agreement and, in the case of any Refinancing, the holders of such Refinancing debt (directly or through their agent) bind themselves in a writing addressed to each First Lien Collateral Agent to the terms of this Agreement. Each Second Lien

Collateral Agent and Second Lien Representative may rely on a certificate of the Company stating that such amendment, restatement, supplement or other modification does not contravene any provision of this Agreement or any First Lien Loan Document as then in effect.
(c)In the event any First Lien Collateral Agent or the applicable First Lien Claimholders and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of the applicable First Lien Collateral Agent, such First Lien Claimholders, the Company or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of a Second Lien Collateral Document without the consent of any Second Lien Representative, Second Lien Collateral Agent, any other Second Lien Claimholder, the Company or any other Grantor and without any action by any Second Lien Representative, any Second Lien Collateral Agent, any other Second Lien Claimholder, the Company or any other Grantor, provided that:
(1)no such amendment, waiver or consent shall have the effect of:
(A)removing assets subject to the Lien of the Second Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 and provided that there is a corresponding release of the Liens securing the First Lien Obligations on such removed assets;
(B)imposing duties on or impacting the rights, obligations, immunities or indemnities of any Second Lien Collateral Agent or any Second Lien Representative without its consent;
(C)permitting other Liens on the Collateral not permitted under the terms of the Second Lien Debt Documents or Section 6; or
(D)being prejudicial to the interests of the Second Lien Claimholders to a greater extent than the First Lien Claimholders (other than by virtue of their relative priority and the rights and obligations hereunder); and
(2)notice of such amendment, waiver or consent shall have been given by the Company to each Second Lien Collateral Agent within ten Business Days after the effective date of such amendment, waiver or consent.
5.4Confirmation of Subordination in Second Lien Collateral Documents. The Company and each Second Lien Representative, Second Lien Collateral Agent and other Second Lien Claimholder agrees that each Second Lien Collateral Document (other than UCC financing statements) shall include the following language (or language to similar effect approved by the Designated First Lien Collateral Agent (such approval not to be unreasonably withheld, conditioned or delayed)):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of November 2, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Bank of America, N.A., as Initial First Lien Representative and Initial First Lien Collateral Agent, Regions Bank, as Initial Second Lien Representative and Initial Second Lien Collateral Agent, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”
In addition, the Company and each Second Lien Representative, Second Lien Collateral Agent and other Second Lien Claimholder agrees that each Second Lien Mortgage, if any, covering any Collateral shall contain such other language as the Designated First Lien Collateral Agent may reasonably request to reflect the lien subordination of such Second Lien Mortgage to the First Lien Collateral Documents covering such Collateral.
5.5Gratuitous Bailee/Agent for Perfection; Control Agent for Perfection.
(a)Each First Lien Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees), to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”), as collateral agent for the First Lien Claimholders and as gratuitous bailee for the Second Lien Collateral Agents (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee thereof solely for the purpose of perfecting the security interest granted under the First Lien Loan Documents and the Second Lien Debt Documents, respectively, subject to the terms and conditions of this Section 5.5. Solely with respect to any deposit accounts, securities accounts or commodity accounts under the control (within the meaning of (x) Section 9-104 of the UCC as such term relates to deposit accounts, (y) Section 8-106 of the UCC as such term relates to securities accounts and (z) Section 9-106 of the UCC as such term relates to commodity accounts) of any First Lien Collateral Agent, such First Lien Collateral Agent agrees to also hold control over such accounts as gratuitous agent for the Second Lien Collateral Agents, subject to the terms and conditions of this Section 5.5. If any First Lien Collateral Agent shall at any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to any Collateral, such First Lien Collateral Agent shall also take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for the Second Lien Collateral Agents, subject to the terms and conditions of this Section 5.5. Prior to a Discharge of First Lien Obligations, at the request of the Designated First Lien Collateral Agent, each Second Lien Collateral Agent shall turn over possession of any Pledged Collateral in possession of such Second Lien Collateral Agent to the Designated First Lien Collateral Agent.
(b)No First Lien Collateral Agent shall have any obligation whatsoever to the other First Lien Claimholders, the Second Lien Representatives, the Second Lien Collateral Agents or the Second Lien Claimholders to ensure that the Pledged Collateral is genuine or owned by any of the Grantors, to perfect the security interests of the Second Lien Collateral Agents or other Second Lien Claimholders or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5. The duties or responsibilities of any First Lien Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral or taking actions with respect to any Collateral as gratuitous bailee and, with respect to deposit accounts, securities accounts or commodity accounts, gratuitous agent, in accordance with this Section 5.5 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in Section 5.5(d).
(c)No First Lien Collateral Agent or any other First Lien Claimholder shall have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of any Second Lien Representative or any other Second Lien Claimholder and the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders hereby waive and release the First Lien Collateral Agents and the other First Lien Claimholders from all claims and liabilities arising pursuant to any First Lien Collateral Agent’s role under this Section 5.5 as gratuitous bailee and gratuitous agent with respect to the Pledged Collateral. It is understood and agreed that the interests of the First Lien Collateral Agents and the other First Lien Claimholders, on the one hand, and the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders on the other hand, may differ and the First Lien Collateral Agents and the other First Lien Claimholders shall be fully entitled to act in their own interest without taking into account the interests of the Second Lien Representatives, the Second Lien Collateral Agents or other Second Lien Claimholders.
(d)So long as this Agreement is in effect, Pledged Collateral in the possession of any Collateral Agent or any Representative shall be delivered to the Designated First Lien Collateral Agent or the Designated Second Lien Collateral Agent, as applicable, together with any necessary endorsements (which endorsements shall be without recourse and without any representation or warranty), in the following manner:
(1)to the Designated First Lien Collateral Agent until a Discharge of First Lien Obligations has occurred, and thereafter,

(2)to the Designated Second Lien Collateral Agent until a Discharge of Second Lien Obligations has occurred, and thereafter,
(3)to the Company or to whomever may be lawfully entitled to receive the same.
Following the Discharge of First Lien Obligations, each First Lien Collateral Agent further agrees to take all other action reasonably requested by any Second Lien Collateral Agent at the expense of the Company in connection with the Second Lien Collateral Agents obtaining a first-priority security interest in the Collateral.
(e)Each First Lien Representative and each First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder represented by it, and each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, each hereby appoint Bank of America, N.A., in its capacity as Designated First Lien Collateral Agent, as its collateral agent (in such capacity, together with any successor in such capacity appointed by the First Lien Representatives, First Lien Collateral Agents, Second Lien Representatives and Second Lien Collateral Agents, the “Control Agent”) for the limited purpose of acting as the control agent on behalf of each First Lien Representative, each First Lien Collateral Agent and each other First Lien Claimholder and on behalf of each Second Lien Representative, each Second Lien Collateral Agent and each other Second Lien Claimholder with respect to the applicable Titled Collateral solely for purposes of perfecting the Liens of such parties on the Titled Collateral. The Control Agent accepts such appointment. Each First Lien Representative and each First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder represented by it, and each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby also acknowledge and agree that any certificate of title with respect to any Titled Collateral (a security interest in which is required to be perfected under the applicable First Lien Loan Documents and Second Lien Debt Documents) may name the Control Agent as secured party and such notation shall be intended to perfect the security interest of the Control Agent, for the benefit of the First Lien Claimholders and the Second Lien Claimholders, the security interest of each First Lien Collateral Agent, for the benefit of each First Lien Claimholder represented by it, and the security interest of each Second Lien Collateral Agent, for the benefit of each Second Lien Claimholder represented by it, in such Titled Collateral.
(f)The Control Agent, each First Lien Representative and each First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder represented by it, and each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, each hereby agrees that the Designated First Lien Collateral Agent shall have the sole and exclusive right and authority to give instructions to, and otherwise direct, the Control Agent in respect of the Titled Collateral until the date upon which the Discharge of First Lien Obligations shall have occurred and neither any Second Lien Representative, Second Lien Collateral Agent nor any Second Lien Claimholder will impede, hinder, delay or interfere with the exercise of such rights by the Designated First Lien Collateral Agent in any respect or take any action prohibited under any provision of this Agreement as if such Titled Collateral was not subject to a Lien in favor of the Control Agent. The Grantors hereby jointly and severally agree to pay, reimburse, indemnify and hold harmless the Control Agent to the same extent and on the same terms that the Grantors are required to do so for the Initial First Lien Collateral Agent in accordance with Section 14.2 of the Initial First Lien Loan Agreement. The First Lien Claimholders (other than the First Lien Representatives and the First Lien Collateral Agents) and the Second Lien Claimholders (other than the Second Lien Representatives and the Second Lien Collateral Agents) hereby severally but not jointly agree to pay, reimburse, indemnify and hold harmless the Control Agent to the same extent and on the same terms that the First Lien Claimholders are required to do so for the applicable First Lien Representatives and First Lien Collateral Agents in accordance with the applicable First Lien Loan Documents and that the Second Lien Claimholders are required to do so for the applicable Second Lien Representatives and Second Lien Collateral Agents in accordance with the applicable Second Lien Debt Documents.
(g)Neither the Control Agent nor any Representative shall have any obligation whatsoever to the other Representatives, to any First Lien Claimholder or to any Second Lien Claimholder to ensure that the Titled Collateral is genuine or owned by any of the Grantors, to perfect the security interests of any other Representative in the Titled Collateral or to preserve rights or benefits of any Person with respect to the Titled Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the Control Agent under this Section 5.5 shall be limited solely to holding (either itself or through its appointment of a custodian) the Titled Collateral as control agent in accordance with this Section 5.5 and cooperating with the Grantors with respect to the Titled Collateral upon a Discharge of First Lien Obligations in order to effectuate the procedures set forth in Section 5.5(i) below.
(h)The Control Agent, acting in such capacity pursuant to this Section 5.5 shall not have, by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of any First Lien Representative, any First Lien Collateral Agent, any First Lien Claimholder, any Second Lien Representative, any Second Lien Collateral Agent or any Second Lien Claimholders.
(i)Upon the Discharge of First Lien Obligations, unless a Designation in respect of Additional First Lien Loan Documents shall have been delivered as provided in Section 5.6,  in the event the Control Agent and the Designated Second Lien Collateral Agent are not the same entity, at the cost and expense of the Grantors, all certificates of title with respect to Titled Collateral naming the Control Agent shall be re-submitted in order to remove the Control Agent and (if any Second Lien Obligations are then outstanding) to name the Designated Second Lien Collateral Agent as secured party thereon (it being understood that the Control Agent (or its designee) shall continue to hold the security interests in the Titled Collateral granted to it pursuant to this Agreement until such titles are so amended) and  in the event the Control Agent and the Designated Second Lien Collateral Agent are the same entity, the Control Agent’s interest in all entries on the certificates of title shall be automatically deemed assigned to the Designated Second Lien Collateral Agent. After the Discharge of First Lien Obligations, if Additional First Lien Loan Documents shall be entered into as provided in Section 5.6, the Designated Second Lien Collateral Agent shall be deemed to have been appointed (and hereby accepts such appointment) as Control Agent for purposes of this Section 5.5 and shall act as Control Agent in accordance with this Section 5.5.
(j)The Control Agent shall have an unfettered right to resign as Control Agent upon 30 days’ notice to the First Lien Representatives, the First Lien Collateral Agents, the Second Lien Representatives, the Second Lien Collateral Agents and the Grantors. If upon the effective date of such resignation no successor to the Control Agent has been agreed upon and appointed by both the Designated First Lien Collateral Agent and the Designated Second Lien Collateral Agent, the Control Agent (after consulting with the Designated First Lien Collateral Agent and the Designated Second Lien Collateral Agent) may appoint its successor and shall execute (at the Grantors’ expense) any necessary documents needed to re-submit the certificates of title with respect to the Titled Collateral in order to remove the resigning Control Agent from such certificates and the Grantors hereby to cooperate with the Control Agent and such successor Control Agent in connection with such re-submissions.
5.6When Discharge of Obligations Deemed to Not Have Occurred. If, at any time after the Discharge of First Lien Obligations has occurred the Company enters into any Additional First Lien Loan Document evidencing any Additional First Lien Obligations which Additional First Lien Obligations are permitted by the Second Lien Debt Documents, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of First Lien Obligations), and, from and after the date on which the Additional First Lien Representative and Additional First Lien Collateral Agent in respect of such Additional First Lien Obligations each becomes a party to this Agreement in accordance with Section 8.7(b), the obligations under such Additional First Lien Loan Document shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Additional First Lien Representative and the Additional First Lien Collateral Agent under such new First Lien Loan Documents shall be a First Lien Representative and First Lien Collateral Agent, respectively, for all purposes of this Agreement and this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Upon receipt of a Designation from the Company in accordance with Section 8.7(b)(2), each Second Lien Representative and Second Lien Collateral Agent shall promptly (x) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such Additional First Lien Representative and/or such Additional First Lien Collateral Agent shall reasonably request in order to provide to such Additional First Lien Representative and such Additional First Lien Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (y) deliver to such Additional First Lien Collateral Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow such Additional First Lien Collateral Agent to obtain control of such Pledged Collateral). If the Additional First Lien

Obligations under such Additional First Lien Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a junior-priority Lien on such assets to the same extent provided in the Second Lien Collateral Documents and this Agreement except to the extent, with respect to any Series of Second Lien Obligations, such Lien on such assets constitutes a Second Lien Declined Lien or secures First Lien Obligations consisting of reimbursement obligations in respect of letters of credit to the extent provided in Section 2.3. This Section 5.6(a) shall survive termination of this Agreement.
(b)If, at any time after the Discharge of Second Lien Obligations has occurred, the Company enters into any Additional Second Lien Debt Document evidencing any Additional Second Lien Obligations which Additional Second Lien Obligations are permitted by the First Lien Loan Documents, then such Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Second Lien Obligations), and, from and after the date on which the Additional Second Lien Representative and Additional Second Lien Collateral Agent in respect of such Additional Second Lien Obligations each becomes a party to this Agreement in accordance with Section 8.7(b), the obligations under such Additional Second Lien Debt Document shall automatically be treated as Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Additional Second Lien Representative and the Additional Second Lien Collateral Agent under such new Second Lien Debt Documents shall be a Second Lien Representative and Second Lien Collateral Agent, respectively, for all purposes of this Agreement and this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Upon receipt of a designation from the Company in accordance with Section 8.7(b)(2), each First Lien Representative and First Lien Collateral Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such Additional Second Lien Representative and/or such Additional Second Lien Collateral Agent shall reasonably request in order to provide to such Additional Second Lien Representative and such Additional Second Lien Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. If the Additional Second Lien Obligations under such Additional Second Lien Debt Documents are secured by assets of the Grantors constituting Collateral that do not also secure the First Lien Obligations, then the First Lien Obligations shall be secured at such time by a first-priority Lien on such assets to the same extent provided in the First Lien Collateral Documents and this Agreement except to the extent, with respect to any Series of First Lien Obligations, such Lien on such assets constitutes a First Lien Declined Lien. This Section 5.6(b) shall survive termination of this Agreement.
5.7Designation of Hedging/Bank Product Obligations. With respect to any Hedging Obligations and Bank Product Obligations that would otherwise constitute both First Lien Obligations and Second Lien Obligations hereunder, such Hedging Obligations and Bank Product Obligations shall solely constitute First Lien Obligations for all purposes of this

Agreement unless at the time that the Company, any of its Restricted Subsidiaries or any other Grantor enters into the related Hedge Agreement or agreement giving rise to Bank Product Obligations, the Company shall designate the related Hedging Obligations and/or Bank Product Obligations under such Hedge Agreement or agreement giving rise to Bank Product Obligations as Second Lien Obligations in a written designation to the related swap counterparty or provider of Bank Product Obligation with a copy to each Representative in which case such Hedging Obligations and Bank Product Obligations shall solely constitute Second Lien Obligations for all purposes of this Agreement.
5.8Purchase Right
Section I.01 Without prejudice to the enforcement of the First Lien Claimholders’ remedies, the First Lien Claimholders agree that following (a) the acceleration of the First Lien Obligations or (b) the commencement of an Insolvency or Liquidation Proceeding (each, a “Purchase Event”), within thirty (30) days of the Purchase Event, one or more of the holders of the Second Lien Debt may request, and the First Lien Claimholders hereby offer the holders of Second Lien Debt the option, to purchase all, but not less than all, of the aggregate amount of outstanding First Lien Obligations (including unfunded commitments under any First Lien Loan Document) outstanding at the time of purchase at par, plus any premium that would be applicable upon prepayment of the First Lien Obligations and accrued and unpaid interest, all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding, at the applicable post-default rate and fees (including breakage costs and, in the case of any secured Hedging Obligations, the amount that would be payable by the relevant Grantor thereunder if such Grantor were to terminate the hedge agreement in respect thereof on the date of the purchase or, if not terminated an amount determined by the relevant First Lien Claimholder to be necessary to collateralize its credit risk arising out of such agreement and, if applicable, the cash collateral to be furnished to the First Lien Claimholders providing letters of credit under the First Lien Loan Documents in such amounts (not to exceed 105% thereof), and, in the case of any secured Bank Product Obligations that are First Lien Obligations, the amount that would be payable to First Lien Claimholders, including all amounts payable as a result of the termination (or early termination) thereof, as such First Lien Claimholder determines is reasonably necessary to secure such First Lien Claimholder in connection with any such outstanding and undrawn letters of credit), without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to customary assignment documentation). If such right is exercised, the First Lien Claimholders and the holders of Second Lien Debt shall endeavor to close promptly thereafter but in any event within ten (10) Business Days of the request. If one or more of the holders of Second Lien Debt exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the First Lien Representatives and the purchasing holders of Second Lien Debt. If none of the holders of Second Lien Debt timely exercises such right the First Lien Claimholders shall have no further obligations pursuant to this Section 5.8 for such Purchase Event and may take any further actions in their sole discretion in accordance with the First Lien Loan Documents and this Agreement. Each First Lien Claimholder will retain all rights to indemnification provided in the relevant First Lien Loan Document for all claims and other amounts relating to the period prior to the purchase of the First Lien Obligations pursuant to this Section 5.8.

Section 6.Insolvency or Liquidation Proceedings.
6.1Finance and Sale Issues.
(a)Until the Discharge of First Lien Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any First Lien Representative shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) on which such First Lien Representative, such First Lien Collateral Agent or any other creditor has a Lien, or to permit the Company or any other Grantor to obtain financing, whether from the First Lien Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”) then each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, will not:
(1)object to such Cash Collateral use or DIP Financing (including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to any First Lien Representative); and
(2)to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, each Second Lien Collateral Agent will subordinate its Liens in the Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, will not request adequate protection or any other relief in connection therewith (except as expressly agreed by the Designated First Lien Representative or to the extent permitted by Section 6.3);
provided that the Second Lien Representatives and the other Second Lien Claimholders retain the right to object to any provision in any DIP Financing that  requires the sale, liquidation or other Disposition of material assets that do not constitute Collateral or  requires specific and material terms of a plan of reorganization other than terms for a sale, liquidation or other Disposition of Collateral; provided, for the avoidance of doubt, that plan terms regarding the sale, liquidation or other Disposition of non-material assets are not material terms.
(b)No Second Lien Claimholder may provide DIP Financing to the Company or any other Grantor secured by Liens equal or senior in priority to the Liens securing any First Lien Obligations.
(c)Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that it will not seek consultation rights in connection with, and it will not object to or oppose, a motion to sell, liquidate or otherwise dispose of Collateral under Section 363 of the Bankruptcy Code if the requisite First Lien Claimholders have consented to such sale, liquidation or other disposition. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, further agrees that it will not directly or indirectly oppose or impede entry of any order in connection with such sale, liquidation or other disposition, including orders to retain professionals or set bid procedures in connection with such sale, liquidation or disposition, if the requisite First Lien Claimholders have consented to  such retention of professionals and bid procedures in connection with such sale, liquidation or disposition of such assets and  the sale, liquidation or disposition of such assets, in which event the Second Lien Claimholders will be deemed to have consented to the sale or disposition of Collateral pursuant to Section 363(f) of the Bankruptcy Code, so long as such order does not impair the rights of the Second Lien Claimholders under Section 363(k) of the Bankruptcy Code.
(d)Notwithstanding any other provision hereof to the contrary, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that  without the consent of the First Lien Claimholders, none of such Second Lien Representative or such Second Lien Collateral Agent, the Second Lien Claimholders represented by it or any agent or the trustee on behalf of any of them shall, for any purpose during any Insolvency or Liquidation Proceeding or otherwise, support, endorse, propose or submit, whether directly or indirectly, any plan of reorganization that provides for the impairment of repayment of the First Lien Obligations unless the Designated First Lien Representative shall have consented to such plan in writing.
6.2Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that none of them shall:  seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Representatives, unless a motion for adequate protection permitted under Section 6.3 has been denied by a bankruptcy court or  oppose (or support any other Person in opposing) any request by any First Lien Representative or First Lien Collateral Agent for relief from such stay.
6.3Adequate Protection.
(a)Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that none of them shall contest (or support any other Person contesting):
(1)any request by any First Lien Representative, any First Lien Collateral Agent or other First Lien Claimholder for adequate protection under any Bankruptcy Law; or
(2)any objection by any First Lien Representative, any First Lien Collateral Agent or other First Lien Claimholder to any motion, relief, action or proceeding based on such First Lien Representative, First Lien Collateral Agent or First Lien Claimholder claiming a lack of adequate protection.
(b)Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

(1)if the First Lien Claimholders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then each Second Lien Collateral Agent, for itself and on behalf of any other Second Lien Claimholder represented by it, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement; and
(2)the Second Lien Representatives, the Second Lien Collateral Agents and Second Lien Claimholders shall only be permitted to seek adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding in the form of:
(A)additional collateral; provided that as adequate protection for the First Lien Obligations, each First Lien Collateral Agent, on behalf of the First Lien Claimholders represented by it, is also granted a Lien on such additional collateral, which Lien shall be senior to any Lien of the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders on such additional collateral on the same basis as the Liens securing the First Lien Obligations are so secured on the Collateral;
(B)replacement Liens on the Collateral; provided that as adequate protection for the First Lien Obligations, each First Lien Collateral Agent, on behalf of the First Lien Claimholders represented by it, is also granted replacement Liens on the Collateral, which Liens shall be senior to the Liens of the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders on the Collateral on the same basis as the Liens securing the First Lien Obligations are so secured on the Collateral;
(C)an administrative expense claim; provided that as adequate protection for the First Lien Obligations, each First Lien Representative, on behalf of the First Lien Claimholders represented by it, is also granted an administrative expense claim which is senior and prior to the administrative expense claim of the Second Lien Representatives and the other Second Lien Claimholders; and
(D)cash payments with respect to interest on the Second Lien Obligations; provided that  as adequate protection for the First Lien Obligations, each First Lien Representative, on behalf of the First Lien Claimholders represented by it, is also granted cash payments with respect to interest on the First Lien Obligation represented by it and  such cash payments do not exceed an amount equal to the interest accruing on the principal amount of Second Lien Obligations outstanding on the date such relief is granted at the interest rate under the applicable Second Lien Debt Documents and accruing from the date the applicable Second Lien Representative is granted such relief.
(3)If any Second Lien Claimholder receives Post-Petition Interest and/or adequate protection payments in an Insolvency or Liquidation Proceeding in respect of the Collateral or proceeds thereof (“Second Lien Adequate Protection Payments”) and the First Lien Claimholders do not receive payment in full in cash of all First Lien Obligations upon the effectiveness of the plan of reorganization for, or conclusion of, that Insolvency or Liquidation Proceeding, then each Second Lien Claimholder shall pay over to the First Lien Claimholders an amount (the “Pay-Over Amount”) equal to the lesser of  the Second Lien Adequate Protection Payments received by such Second Lien Claimholder and  the amount of the short-fall (the “Short Fall”) in payment in full in cash of the First Lien Obligations; provided that to the extent any portion of the Short Fall represents payments received by the First Lien Claimholders in the form of promissory notes, equity or other property equal in value to the cash paid in respect of the Pay-Over Amount, the First Lien Claimholders shall, upon receipt of the Pay-Over Amount, transfer those promissory notes, equity or other property, equal in value to the cash paid in respect of the Pay-Over Amount, to the applicable Second Lien Claimholders pro rata in exchange for the Pay-Over Amount. Notwithstanding anything herein to the contrary, the First Lien Claimholders shall not be deemed to have consented to, and expressly retain their rights to object to, the grant of adequate protection in the form of cash payments to the Second Lien Claimholders made pursuant to this Section 6.3(b).
(c)Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, agrees that notice of a hearing to approve DIP Financing or use of Cash Collateral on an interim basis shall be adequate if delivered to such Second Lien Representative and Second Lien Collateral Agent at least two (2) Business Days in advance of such hearing and that notice of a hearing to approve DIP Financing or use of Cash Collateral on a final basis shall be adequate if delivered to such Second Lien Representative and Second Lien Collateral Agent at least fifteen (15) days in advance of such hearing.
6.4No Waiver. Subject to Section 6.7(b), nothing contained herein shall prohibit or in any way limit any First Lien Representative or any other First Lien Claimholder from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Lien Representative or any other Second Lien Claimholder, including the seeking by any Second Lien Representative or any other Second Lien Claimholder of adequate protection or the asserting by any Second Lien Representative or any other Second Lien Claimholder of any of its rights and remedies under the Second Lien Debt Documents or otherwise.

6.5Avoidance Issues. If any First Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount paid in respect of First Lien Obligations (a “Recovery”), then such First Lien Claimholder shall be entitled to a reinstatement of its First Lien Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of First Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If any Second Lien Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to make a Recovery, then such Second Lien Claimholder shall be entitled to a reinstatement of its Second Lien Obligations with respect to all such recovered amounts on the date of such Recovery, and from and after the date of such reinstatement the Discharge of Second Lien Obligations shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to any such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. This Section 6.5 shall survive termination of this Agreement.

6.6Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization, arrangement, compromise or liquidation or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.
6.7Post-Petition Interest.
(a)None of any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder shall oppose or seek to challenge any claim by any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the First Lien Collateral Agents on behalf of the First Lien Claimholders on the Collateral or any other First Lien Claimholder’s Lien on the Collateral, without regard to the existence of the Liens of the Second Lien Collateral Agents or the other Second Lien Claimholders on the Collateral.
(b)None of any First Lien Representative, First Lien Collateral Agent or any other First Lien Claimholder shall oppose or seek to challenge any claim by any Second Lien Representative, Second Lien Collateral Agent or any other Second Lien Claimholder for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Lien of the Second Lien Collateral Agents, on behalf of the Second Lien Claimholders, on the Collateral (after taking into account the amount of the First Lien Obligations).

6.8Waiver. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, waives any claim it may hereafter have against any First Lien Claimholder arising out of the election of any First Lien Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding so long as such actions are not in express contravention of the terms of this Agreement.
6.9Separate Grants of Security and Separate Classification. Each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, and each First Lien Representative and each First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder represented by it, acknowledges and agrees that:
(a)the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute two separate and distinct grants of Liens; and
(b)because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.
To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Claimholders and the Second Lien Claimholders in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Claimholders), the First Lien Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing (or that would be owing if there were such separate classes of senior and junior secured claims) in respect of Post-Petition Interest (including any additional interest payable pursuant to the First Lien Loan Documents, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Second Lien Claimholders with respect to the Collateral, with each Second Lien Representative and each Second Lien Collateral Agent, for itself and on behalf of each other Second Lien Claimholder represented by it, hereby acknowledging and agreeing to turn over to the Designated First Lien Collateral Agent, for itself and on behalf of each other First Lien Claimholder, Collateral or proceeds of Collateral otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Claimholders).
6.10Effectiveness in Insolvency or Liquidation Proceedings. The parties hereto acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the

Bankruptcy Code, which will be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding. All references in this Agreement to any Grantor will include such Person as a debtor-in-possession and any receiver or trustee for such Person in an Insolvency or Liquidation Proceeding.
Section 7.Reliance; Waivers; Etc.
7.1Reliance. Other than any reliance on the terms of this Agreement, each First Lien Representative and each First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder represented by it, acknowledges that it and such First Lien Claimholders have, independently and without reliance on any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the First Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Loan Documents or this Agreement. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, acknowledges that the holders of Second Lien Debt have, independently and without reliance on any First Lien Representative, any First Lien Collateral Agent or any other First Lien Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Debt Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Debt Documents or this Agreement.
7.2No Warranties or Liability. Each First Lien Representative and each First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder represented by it, acknowledges and agrees that no Second Lien Representative or other Second Lien Claimholder has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Debt Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the holders of Second Lien Debt will be entitled to manage and supervise their respective extensions of credit under the Second Lien Debt Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, acknowledges and agrees that no First Lien Representative or other First Lien Claimholder has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided herein, the First Lien Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders shall have no duty to the First Lien Representatives, the First Lien Collateral Agents or any of the other First Lien Claimholders, and the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall have no duty to the Second

Lien Representative, the Second Lien Collateral Agents or any of the other Second Lien Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any other Grantor (including the First Lien Loan Documents and the Second Lien Debt Documents), regardless of any knowledge thereof which they may have or be charged with.
7.3No Waiver of Lien Priorities; No Marshaling.
(a)No right of the First Lien Claimholders, the First Lien Representatives, the First Lien Collateral Agents or any of them to enforce any provision of this Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any First Lien Claimholder, First Lien Representative or First Lien Collateral Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Loan Documents or any of the Second Lien Debt Documents, regardless of any knowledge thereof which any First Lien Representative, First Lien Collateral Agent or any First Lien Claimholder, or any of them, may have or be otherwise charged with.
(b)Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the First Lien Loan Documents and subject to the provisions of Section 5.3(a)), the First Lien Claimholders, the First Lien Representatives, the First Lien Collateral Agents and any of them may, at any time and from time to time in accordance with the First Lien Loan Documents and/or applicable law, without the consent of, or notice to, any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, without incurring any liabilities to any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder is affected, impaired or extinguished thereby) do any one or more of the following:
(1)change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty of any of the First Lien Obligations or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by any First Lien Representative, any First Lien Collateral Agent or any of the other First Lien Claimholders, the First Lien Obligations or any of the First Lien Loan Documents;
(2)sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien

Collateral or any liability of the Company or any other Grantor to any of the First Lien Claimholders, the First Lien Representatives or the First Lien Collateral Agents, or any liability incurred directly or indirectly in respect thereof;
(3)settle or compromise any First Lien Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and
(4)exercise or delay in or refrain from exercising any right or remedy against the Company or any other Grantor or any other Person or any security, and elect any remedy and otherwise deal freely with the Company, any other Grantor or any First Lien Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the First Lien Claimholders or any liability incurred directly or indirectly in respect thereof.
(c)Except as otherwise expressly provided herein, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, also agrees that the First Lien Claimholders, the First Lien Representatives and the First Lien Collateral Agents shall not have any liability to such Second Lien Representative, such Second Lien Collateral Agent or any such Second Lien Claimholders, and such Second Lien Representative and such Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby waives any claim against any First Lien Claimholder, any First Lien Representative or any First Lien Collateral Agent arising out of any and all actions which the First Lien Claimholders, any First Lien Representative or any First Lien Collateral Agent may take or permit or omit to take with respect to:
(1)the First Lien Loan Documents (other than this Agreement);
(2)the collection of the First Lien Obligations; or
(3)the foreclosure upon, or sale, liquidation or other disposition of, any First Lien Collateral.
Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees that the First Lien Claimholders, the First Lien Representatives and the First Lien Collateral Agents do not have any duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise.
(d)Until the Discharge of First Lien Obligations, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of any marshaling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to any First Lien Collateral or any other similar rights a junior secured creditor may have under applicable law.
7.4Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders and the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:
(a)any lack of validity or enforceability of any First Lien Loan Documents or any Second Lien Debt Documents;
(b)except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Loan Document or any Second Lien Debt Document;
(c)except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;
(d)the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or
(e)any other circumstances which otherwise might constitute a defense available to, or a discharge of, in each case other than a Discharge, the Company or any other Grantor in respect of any First Lien Representative, any First Lien Collateral Agent, the First Lien Obligations, any First Lien Claimholder, any Second Lien Representative, any Second Lien Collateral Agent, the Second Lien Obligations or any Second Lien Claimholder in respect of this Agreement.
Section 8.Miscellaneous.
8.1Integration/Conflicts. This Agreement, the First Lien Loan Documents and the Second Lien Debt Documents represent the entire agreement of the Grantors, the First Lien Claimholders and the Second Lien Claimholders with respect to the subject matter hereof and thereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. There are no promises, undertakings, representations or warranties by any party hereto or any of the First Lien Claimholders or the Second Lien Claimholders relative to the subject matter hereof and thereof not expressly set forth or referred to herein or therein. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Loan Documents or the Second Lien Debt Documents, the provisions of this Agreement shall govern and control; provided that the foregoing shall not be construed to limit the relative rights and obligations as among the First Lien Claimholders or as among the Second Lien Claimholders; as among the First Lien Claimholders, such rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the First Lien Pari Passu Intercreditor Agreement, and as among the Second Lien Claimholders, such rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the Second Lien Pari Passu Intercreditor Agreement.
8.2Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Claimholders may continue, at any time and without notice to any Second Lien Representative or any other Second Lien Claimholder, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Grantor constituting First Lien Obligations in reliance hereon. Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor-in-possession and any receiver, trustee or similar Person for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:
(a)with respect to any First Lien Representative and any First Lien Collateral Agent, the First Lien Claimholders represented by it and their First Lien Obligations, on the date on which the First Lien Obligations of such First Lien Claimholders are Discharged, subject to Sections 5.6 and 6.5; and
(b)with respect to any Second Lien Representative and any Second Lien Collateral Agent, the Second Lien Claimholders represented by it and their Second Lien Obligations, on the date on which the Second Lien Obligations of such Second Lien Claimholders are Discharged, subject to Sections 5.6 and 6.5;
provided, however, that in each case, such termination shall not relieve any such party of its obligations incurred hereunder prior to the date of such termination.
8.3Amendments; Waivers.
(a)No amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement, except with respect to any such amendment, modification or waiver (i) to Section 5.1, Section 5.2, Section 5.3, Section 6.1, Section 8.7, Section 8.18, Section 8.20 or this Section 8.3, or (ii) that increases the obligations or reduces the rights of, or otherwise adversely affects, the Company or any other Grantor, which, in each case, shall require the consent of the Company.

(b)Notwithstanding the foregoing, without the consent of any First Lien Claimholder or Second Lien Claimholder, any Representative and Collateral Agent may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 8.7 and upon such execution and delivery, such Representative and Collateral Agent and the Additional First Lien Claimholders and Additional First Lien Obligations or Additional Second Lien Claimholders and Additional Second Lien Obligations, as the case may be, of the Series for which such Representative and Collateral Agent are acting shall be subject to the terms hereof.
(c)Notwithstanding the foregoing, without the consent of any other Representative, Collateral Agent or Claimholder, the Designated First Lien Representative may effect amendments and modifications to this Agreement to the extent necessary to reflect any incurrence of any Additional First Lien Obligations or Additional Second Lien Obligations in compliance with this Agreement.
8.4Information Concerning Financial Condition of the Grantors and their Subsidiaries. The First Lien Representatives, the First Lien Collateral Agents and the First Lien Claimholders, on the one hand, and the holders of Second Lien Debt, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Grantors and their Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall have no duty to advise the Second Lien Representatives, the Second Lien Collateral Agents or any other Second Lien Claimholder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Representatives, the First Lien Collateral Agents or any of the other First Lien Claimholders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any Second Lien Representative, any Second Lien Collateral Agent or any other Second Lien Claimholder, it or they shall be under no obligation:
(a)to make, and the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(b)to provide any additional information or to provide any such information on any subsequent occasion;
(c)to undertake any investigation; or
(d)to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
8.5Subrogation. With respect to the value of any payments or distributions in cash, property or other assets that any of the Second Lien Representatives, the Second Lien Collateral Agents or the other Second Lien Claimholders pays over to any of the First Lien Representatives, the First Lien Collateral Agents or the other First Lien Claimholders under the terms of this Agreement, such Second Lien Claimholders, Second Lien Representatives and Second Lien Collateral Agents shall be subrogated to the rights of such First Lien Representatives, First Lien Collateral Agents and First Lien Claimholders; provided that each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred. The Company and the other Grantors each acknowledges and agrees that the value of any payments or distributions in cash, property or other assets received by any Second Lien Representative, Second Lien Collateral Agent or other Second Lien Claimholder that are paid over to any First Lien Representative, First Lien Collateral Agent or other First Lien Claimholder pursuant to this Agreement shall not reduce any of the Second Lien Obligations.
8.6Application of Payments. All payments received by any First Lien Representative, First Lien Collateral Agent or other First Lien Claimholder may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Loan Documents (subject to the First Lien Pari Passu Intercreditor Agreement, if then in effect). Each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, agrees to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any Lien which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.
8.7Additional Debt Facilities.
(a)To the extent, but only to the extent, permitted by the provisions of the First Lien Loan Documents and the Second Lien Debt Documents and Section 5.3, the Company and the other Grantors may incur (or issue and sell), secure and guarantee one or more series or classes of Indebtedness that the Company designates as Additional First Lien Debt and/or one or more series or classes of Indebtedness that the Company designates as Additional Second Lien Debt (each, “Additional Debt”).
Any such series or class of Additional First Lien Debt may be secured by a first-priority, senior Lien on the Collateral, in each case under and pursuant to the First Lien

Collateral Documents for such Series of Additional First Lien Debt, if and subject to the condition that, unless such Indebtedness is part of an existing Series of Additional First Lien Debt represented by a First Lien Representative and First Lien Collateral Agent already party to this Agreement and the First Lien Pari Passu Intercreditor Agreement, the Additional First Lien Representative and the Additional First Lien Collateral Agent of any such Additional First Lien Debt each becomes a party to this Agreement and the First Lien Pari Passu Intercreditor Agreement by satisfying the conditions set forth in clauses (1) and (2) of Section 8.7(b). Upon any Additional First Lien Representative and Additional First Lien Collateral Agent so becoming a party hereto and becoming a party to the First Lien Pari Passu Intercreditor Agreement in accordance with the terms thereof, all Additional First Lien Obligations of such Series shall also be entitled to be so secured by a senior Lien on the Collateral in accordance with the terms hereof and thereof.
Any such series or class of Additional Second Lien Debt may be secured by a junior-priority, subordinated Lien on the Collateral, in each case under and pursuant to the relevant Second Lien Collateral Documents for such Series of Additional Second Lien Debt, if and subject to the condition, unless such Indebtedness is part of an existing Series of Additional Second Lien Debt represented by a Second Lien Representative and Second Lien Collateral Agent already party to this Agreement and the Second Lien Pari Passu Intercreditor Agreement, the Additional Second Lien Representative and Additional Second Lien Collateral Agent of any such Additional Second Lien Debt each becomes a party to this Agreement and the Second Lien Pari Passu Intercreditor Agreement by satisfying the conditions set forth in clauses (1) and (2) of Section 8.7(b). Upon any Additional Second Lien Representative and Additional Second Lien Collateral Agent so becoming a party hereto and becoming a party to the Second Lien Pari Passu Intercreditor Agreement in accordance with the terms thereof, all Additional Second Lien Obligations of such Series shall also be entitled to be so secured by a subordinated Lien on the Collateral in accordance with the terms hereof and thereof.
(b)In order for an Additional Representative and an Additional Collateral Agent to become a party to this Agreement:
(1)such Additional Representative and such Additional Collateral Agent shall have executed and delivered to the then-existing Designated First Lien Representative and the then-existing Designated Second Lien Representative a Joinder Agreement substantially in the form of Exhibit A hereto (if such Representative is an Additional Second Lien Representative and such Collateral Agent is an Additional Second Lien Collateral Agent) (with such changes as may be reasonably approved by the Designated First Lien Representative and such Representative and such Collateral Agent) or Exhibit B hereto (if such Representative is an Additional First Lien Representative and such Collateral Agent is an Additional First Lien Collateral Agent) (with such changes as may be reasonably approved by the Designated First Lien Representative and such Representative and such Collateral Agent) pursuant to which such Additional Representative becomes a Representative hereunder, such Additional Collateral Agent becomes a Collateral Agent hereunder and the related First Lien Claimholders or Second Lien Claimholders, as applicable, become subject hereto and bound hereby; and

(2)the Company shall have delivered a Designation to the then-existing Designated First Lien Collateral Agent and the then-existing Designated Second Lien Collateral Agent substantially in the form of Exhibit C hereto, pursuant to which a Senior Officer shall  identify the Indebtedness to be designated as Additional First Lien Obligations or Additional Second Lien Obligations, as applicable, and the initial aggregate principal amount of such Indebtedness,  specify the name and address of the applicable Additional Representative and Additional Collateral Agent,  certify that such Additional Debt is permitted to be incurred, secured and guaranteed by each First Lien Loan Document and Second Lien Debt Document and that the conditions set forth in this Section 8.7 are satisfied with respect to such Additional Debt and  attach to such Designation true and complete copies of each of the First Lien Loan Documents or Second Lien Debt Documents, as applicable, relating to such Additional First Lien Debt or Additional Second Lien Debt, as applicable, certified as being true and correct by a Senior Officer.
(c)The Additional Second Lien Debt Documents or Additional First Lien Loan Documents, as applicable, relating to such Additional Obligations shall provide that each of the applicable Claimholders with respect to such Additional Obligations will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Obligations.
(d)[Reserved].
(e)With respect to any incurrence, issuance or sale of Indebtedness after the date hereof under the Additional First Lien Loan Documents or Additional Second Lien Debt Documents of a Series of Additional First Lien Debt or Series of Additional Second Lien Debt whose Representative and Collateral Agent are already each a party to this Agreement and the First Lien Pari Passu Intercreditor Agreement or Second Lien Pari Passu Intercreditor Agreement, as applicable, the requirements of Section 8.7(b) shall not be applicable and such Indebtedness shall automatically constitute Additional First Lien Debt or Additional Second Lien Debt so long as  such Indebtedness is permitted to be incurred, secured and guaranteed by each First Lien Loan Document and Second Lien Debt Document and  the provisions of Section 8.7(b)(2) have been complied with; provided, further, however, that with respect to any such Indebtedness incurred, issued or sold pursuant to the terms of any Additional First Lien Loan Documents or Additional Second Lien Debt Documents of such existing Series of Additional First Lien Debt or Additional Second Lien Debt as such terms existed on the date the Representative and Collateral Agent for such Series of Additional First Lien Debt or Additional Second Lien Debt executed the Joinder Agreement, the requirements of clause (i) of this Section 8.7(e) shall be tested only as of  the date of execution of such Joinder Agreement, if pursuant to a commitment entered into at the time of such Joinder Agreement and  with respect to any later commitment or amendment to those terms to permit such Indebtedness, as of the date of such commitment and/or amendment.
8.8Agency Capacities.

(a)    Except as expressly provided herein,  Bank of America is acting in the capacity of Initial First Lien Representative and Initial First Lien Collateral Agent solely for the Initial First Lien Claimholders,  Regions Bank is acting in the capacity of Initial Second Lien Representative and Initial Second Lien Collateral Agent solely for the Initial Second Lien Claimholders,  Bank of America is acting in the capacity of Designated First Lien Representative and Designated First Lien Collateral Agent solely for the First Lien Claimholders and  Regions Bank is acting in the capacity of Designated Second Lien Representative and Designated Second Lien Collateral Agent solely for the Second Lien Claimholders. Except as expressly provided herein, each other Representative and Collateral Agent is acting in the capacity of Representative and Collateral Agent, respectively, solely for the Claimholders under the First Lien Loan Documents or Second Lien Debt Documents for which it is the named Representative or Collateral Agent, as the case may be, in the applicable Joinder Agreement. Regions Bank, in acting in its capacities in clauses (ii) and (iv) above, shall be entitled to the protections, benefits and privileges of the Initial Second Lien Indenture when acting hereunder.
(b)    Each of the Initial First Lien Representative and Initial First Lien Collateral Agent is executing and delivering this Agreement solely in its capacity as such and pursuant to directions set forth in the Initial First Lien Loan Agreement; and in doing so, neither shall be responsible for the terms or sufficiency of this Agreement for any purpose. Each of the Initial First Lien Representative and Initial First Lien Collateral Agent shall not have duties or obligations under or pursuant to this Agreement other than such duties expressly set forth in this Agreement as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement, each of the Initial First Lien Representative and Initial First Lien Collateral Agent shall have and be protected by all of the rights, immunities, indemnities and other protections granted it to under the Initial First Lien Loan Documents, as applicable.
(c)    Each of the Initial Second Lien Representative and Initial Second Lien Collateral Agent is executing and delivering this Agreement solely in its capacity as such and pursuant to directions set forth in the Initial Second Lien Debt Document; and in doing so, neither shall be responsible for the terms or sufficiency of this Agreement for any purpose. Each of the Initial Second Lien Representative and Initial Second Lien Collateral Agent shall not have duties or obligations under or pursuant to this Agreement other than such duties expressly set forth in this Agreement as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement, each of the Initial Second Lien Representative and Initial Second Lien Collateral Agent shall have and be protected by all of the rights, immunities, indemnities and other protections granted it to under the Initial Second Lien Debt Documents, as applicable.
(d)    Each of the above clauses (b) and (c), as applicable, shall apply to each Additional Collateral Agent and Additional Representative, mutatis mutandis, and they shall have the same protections afforded them by the applicable Additional First Lien Loan Documents or Additional Second Lien Debt Documents.

8.9Submission to Jurisdiction; Certain Waivers. Each of the Company, each other Grantor, and each Representative and each Collateral Agent, on behalf of itself and each other applicable Claimholder represented by it, hereby irrevocably and unconditionally:
(a)submits for itself and its property in any legal action or proceeding relating to this Agreement and the Collateral Documents (whether arising in contract, tort or otherwise) to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York sitting in the Borough of Manhattan, the courts of the United States for the Southern District of New York sitting in the Borough of Manhattan, and appellate courts from any thereof;
(b)agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York state court or, to the fullest extent permitted by applicable law, in such federal court;
(c)agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law and that nothing in this Agreement or any other First Lien Loan Document or Second Lien Debt Document shall affect any right that any Claimholder may otherwise have to bring any action or proceeding relating to this Agreement or any other First Lien Loan Document or Second Lien Debt Document against such Grantor or any of its assets in the courts of any jurisdiction;
(d)waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Collateral Document in any court referred to in Section 8.9(a) (and irrevocably waives to the fullest extent permitted by applicable law the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court);
(e)consents to service of process in any such proceeding in any such court by registered or certified mail, return receipt requested, to the applicable party at its address provided in accordance with Section 8.11 (and agrees that nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law);
(f)agrees that service as provided in Section 8.9(e) is sufficient to confer personal jurisdiction over the applicable party in any such proceeding in any such court, and otherwise constitutes effective and binding service in every respect; and
(g)waives, to the maximum extent not prohibited by law, any right it may have to claim or recover any special, exemplary, punitive or consequential damages.
8.10WAIVER OF JURY TRIAL.
EACH PARTY HERETO, AND THE COMPANY AND THE OTHER GRANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT

PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW, STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO AND THE COMPANY AND THE OTHER GRANTORS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO AND THE COMPANY AND THE OTHER GRANTORS FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
8.11Notices. All notices to the Second Lien Claimholders and the First Lien Claimholders permitted or required under this Agreement shall be sent to the applicable Second Lien Representative and the applicable First Lien Representative, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served or sent by telefacsimile, electronic mail or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or electronic mail, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below or in the Joinder Agreement pursuant to which it becomes a party hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
(i)BANK OF AMERICA, N.A., as Initial First Lien Representative and as Initial First Lien Collateral Agent:
Bank of America, N.A.
901 Main Street, 11th floor
TX1-492-11-23
Dallas, TX  75202
Attention:  Terrance O. McKinney, Senior Vice President – Asset Based Lending
E-mail:  [***]
With a copy to:

Bank of America
Gateway Village-900 Building
NC1-026-06-09 (MacLegal)
900 W Trade St
Charlotte, NC 28255

(ii)REGIONS BANK, as Initial Second Lien Representative and as Initial Second Lien Collateral Agent:
Regions Bank
3773 Richmond Avenue, Suite 1100
Houston, Texas 77046
Attention:  James Henry
Facsimile:  [***]
8.12Further Assurances. Each First Lien Representative and each First Lien Collateral Agent, on behalf of itself and each other First Lien Claimholder represented by it, each Second Lien Representative and each Second Lien Collateral Agent, on behalf of itself and each other Second Lien Claimholder represented by it, and the Company and each other Grantor, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as any First Lien Representative and First Lien Collateral Agent or any Second Lien Representative and Second Lien Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.
8.13APPLICABLE LAW. THIS AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS IN THE COLLATERAL).
8.14Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Representatives, the First Lien Collateral Agents, the other First Lien Claimholders, the Second Lien Representatives, the Second Lien Collateral Agents, the other Second Lien Claimholders, the Company and the other Grantors, and their respective successors and assigns from time to time. If any of the First Lien Representatives, the First Lien Collateral Agents, the Second Lien Representatives or the Second Lien Collateral Agents resigns or is replaced pursuant to the First Lien Loan Documents or the Second Lien Debt Documents, as applicable, its successor shall be deemed to be a party to this Agreement and shall have all the rights of, and be subject to all the obligations of, this Agreement. No provision of this Agreement will inure to the benefit of a bankruptcy trustee, creditor trust or other representative of an estate or creditor of any Grantor, including where any such trustee, creditor trust or other representative of an estate is the beneficiary of a Lien securing Collateral by virtue of the avoidance of such Lien in an Insolvency or Liquidation Proceeding.
8.15Section Headings. The section headings and the table of contents used in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose, be given any substantive effect, affect the construction hereof or be taken into consideration in the interpretation hereof.
8.16Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including, without limitation, amendments, joinders, waivers, consents or other modifications) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Representatives and Collateral Agents, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
8.17Authorization. By its signature, each Person executing this Agreement, on behalf of such Person but not in his or her personal capacity as a signatory, represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
8.18No Third Party Beneficiaries; Provisions Solely to Define Relative Rights. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the First Lien Claimholders and the Second Lien Claimholders and their respective successors and assigns. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Representatives, the First Lien Collateral Agents and the other First Lien Claimholders on the one hand and the Second Lien Representatives, the Second Lien Collateral Agents and the other Second Lien Claimholders on the other hand. Nothing herein shall be construed to limit the relative rights and obligations as among the First Lien Claimholders or as among the Second Lien Claimholders; as among the First Lien Claimholders, such rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the First Lien Pari Passu Intercreditor Agreement and as among the Second Lien Claimholders, such rights and obligations are governed by, and any provisions herein regarding them are therefore subject to, the provisions of the Second Lien Pari Passu Intercreditor Agreement. Other than as set forth in Section 5.1, Section 5.2, Section 5.3, Section 6.1, Section 8.3, Section 8.7 or Section 8.20, none of the Company, any other Grantor or any other creditor shall have any rights hereunder and neither the Company nor any Grantor nor any other creditor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.
8.19No Indirect Actions. Unless otherwise expressly stated, if a party may not take an action under this Agreement, then it may not take that action indirectly, or support any other Person in taking that action directly or indirectly. “Taking an action indirectly” means taking an action that is not expressly prohibited for the party but is intended to have substantially the same effects as the prohibited action.
8.20Additional Grantors. Each of the Company and the other Grantors agrees that it shall ensure that each of the Company’s Subsidiaries that is or is to become a party to any First Lien Loan Document or Second Lien Debt Document shall either execute this Agreement on the date hereof or shall confirm that it is a Grantor hereunder pursuant to a Joinder Agreement substantially in the form attached hereto as Exhibit D that is executed and delivered by such Subsidiary prior to or concurrently with its execution and delivery of such First Lien Loan Document or such Second Lien Debt Document.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.
BANK OF AMERICA, N.A.,
as Initial First Lien Representative and as Initial First Lien Collateral Agent

By:    /s/ Carlos Medina
    Name: Carlos Medina
    Title: Senior Vice President

    [Signature page to Summit Midstream Holdings, LLC Intercreditor Agreement]

REGIONS BANK,
as Initial Second Lien Representative

By:    /s/ James Henry
    Name:    James Henry
    Title:    Vice President

REGIONS BANK,
as Initial Second Lien Collateral Agent

By:    /s/ James Henry
    Name:    James Henry
    Title:    Vice President

    [Signature page to Summit Midstream Holdings, LLC Intercreditor Agreement]

Acknowledged and Agreed to by:

GRANTORS:

SUMMIT MIDSTREAM HOLDINGS, LLC

By:    /s/ Marc Stratton
    Name: Marc Stratton
    Title: Executive Vice President and
        Chief Financial Officer

SUMMIT MIDSTREAM PARTNERS, LP
By: SUMMIT MIDSTREAM GP, LLC, its general partner
By:    /s/ Marc Stratton
    Name: Marc Stratton
    Title: Executive Vice President and
        Chief Financial Officer

    [Signature page to Summit Midstream Holdings, LLC Intercreditor Agreement]

    [Signature page to Summit Midstream Holdings, LLC Intercreditor Agreement]

Exhibit A to the
Intercreditor Agreement
[FORM OF] SECOND LIEN JOINDER AGREEMENT NO. [ ] dated as of [ ], 20[ ] to the INTERCREDITOR AGREEMENT dated as of November 2, 2021 (the “Intercreditor Agreement”), among BANK OF AMERICA, N.A., as Initial First Lien Representative and Initial First Lien Collateral Agent, REGIONS BANK, as Initial Second Lien Representative and Initial Second Lien Collateral Agent, and the additional Representatives and Collateral Agents from time to time party thereto, and acknowledged and agreed to by SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), and the other Grantors.
Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
As a condition to the ability of the Company to incur Additional Second Lien Debt after the date of the Intercreditor Agreement and to secure such Additional Second Lien Debt and related Additional Second Lien Obligations with a lien on the Collateral and to have such Additional Second Lien Debt and related Additional Second Lien Obligations guaranteed by the Grantors, in each case under and pursuant to the applicable Additional Second Lien Debt Documents, each of the Additional Second Lien Representative and the Additional Second Lien Collateral Agent in respect of such Additional Second Lien Debt and related Additional Second Lien Obligations is required to become a Second Lien Representative and Second Lien Collateral Agent, respectively, under, and the Additional Second Lien Claimholders in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 8.7 of the Intercreditor Agreement provides that such Additional Second Lien Representative and Additional Second Lien Collateral Agent may become a Second Lien Representative and Second Lien Collateral Agent, respectively, under, and such Additional Second Lien Claimholders may become subject to and bound by, the Intercreditor Agreement pursuant to the execution and delivery by the Additional Second Lien Representative and Additional Second Lien Collateral Agent of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.7 of the Intercreditor Agreement. The undersigned Additional Second Lien Representative (the “New Representative”) and Additional Second Lien Collateral Agent (the “New Collateral Agent”) are executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement.
Accordingly, the New Representative and the New Collateral Agent agree as follows:
Section 1.Accession to the Intercreditor Agreement. In accordance with Section 8.7 of the Intercreditor Agreement, the New Representative and the New Collateral Agent by their signatures below become a Second Lien Representative and a Second Lien Collateral Agent, respectively, under, and the related Additional Second Lien Claimholders represented by it become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative and the New Collateral Agent had originally been named therein as a Second Lien Representative and a Second Lien Collateral Agent, respectively, and each of the New Representative and the New Collateral Agent, on behalf of
    Exhibit A – Page 1

itself and each other Additional Second Lien Claimholder represented by it, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Second Lien Representative and a Second Lien Collateral Agent, respectively, and to the Additional Second Lien Claimholders represented by it as Second Lien Claimholders. Each reference to a “Representative” or “Second Lien Representative” in the Intercreditor Agreement shall be deemed to include the New Representative, each reference to a “Collateral Agent” or “Second Lien Collateral Agent” in the Intercreditor Agreement shall be deemed to include the New Collateral Agent and each reference to “Second Lien Claimholders” shall include the Additional Second Lien Claimholders represented by such New Representative and New Collateral Agent. The Intercreditor Agreement is hereby incorporated herein by reference.
Section 2.Representations and Warranties. Each of the New Representative and New Collateral Agent represents and warrants to the other Representatives, Collateral Agents and Claimholders that  it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent][trustee],  this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and the terms of the Intercreditor Agreement and  the Second Lien Debt Documents relating to such Additional Second Lien Debt provide that, upon the New Representative’s and New Collateral Agent’s entry into this Agreement, the Additional Second Lien Claimholders in respect of such Additional Second Lien Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Second Lien Claimholders.
Section 3.Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement. The terms of the final sentence of Section 8.16 of the Intercreditor Agreement shall apply to this Joinder Agreement, mutatis mutandis.
Section 4.Full Force and Effect. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
Section 5.Section Headings. Section heading used in this Grantor Joinder Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.
Section 6.Governing Law. THIS JOINDER AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS IN THE COLLATERAL).
    Exhibit A – Page 2

Section 7.Severability. Any provision of this Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Intercreditor Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.
Section 8.Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to it at the address set forth below.
[NAME OF NEW REPRESENTATIVE]
Address for notices:
Attention of:
Telecopy:
[NAME OF NEW COLLATERAL AGENT]
Address for notices:
Attention of:
Telecopy:
Section 9.Miscellaneous. The provisions of Section 8 of the Intercreditor Agreement will apply with like effect to this Joinder Agreement.
[Remainder of this page intentionally left blank]

    Exhibit A – Page 3

IN WITNESS WHEREOF, the New Representative and New Collateral Agent have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.
[NAME OF NEW REPRESENTATIVE],
as [    ] for the holders of
[        ]
By:
    Name:
    Title:

[NAME OF NEW COLLATERAL AGENT],
as [    ] for the holders of
[        ]
By:
    Name:
    Title:
    Exhibit A – Page 4

Exhibit B to the
Intercreditor Agreement
[FORM OF] FIRST LIEN JOINDER AGREEMENT NO. [ ] dated as of [ ], 20[ ] to the INTERCREDITOR AGREEMENT dated as of November 2, 2021 (the “Intercreditor Agreement”), among BANK OF AMERICA, N.A., as Initial First Lien Representative and Initial First Lien Collateral Agent, REGIONS BANK not in its individual capacity, but solely in its capacity as trustee under the Initial Second Lien Indenture, as Initial Second Lien Representative, REGIONS BANK not in its individual capacity, but solely in its capacity as collateral agent under the Initial Second Lien Indenture, as Initial Second Lien Collateral Agent, and the additional Representatives and Collateral Agents from time to time party thereto, and acknowledged and agreed to by SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), and the other Grantors.
Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
As a condition to the ability of the Company to incur Additional First Lien Debt after the date of the Intercreditor Agreement and to secure such Additional First Lien Debt and related Additional First Lien Obligations with a lien on the Collateral and to have such Additional First Lien Debt and related Additional First Lien Obligations guaranteed by the Grantors, in each case under and pursuant to the applicable Additional First Lien Loan Documents, each of the Additional First Lien Representative and the Additional First Lien Collateral Agent in respect of such Additional First Lien Debt and related Additional First Lien Obligations is required to become a First Lien Representative and First Lien Collateral Agent, respectively, under, and the Additional First Lien Claimholders in respect thereof are required to become subject to and bound by, the Intercreditor Agreement. Section 8.7 of the Intercreditor Agreement provides that such Additional First Lien Representative and Additional First Lien Collateral Agent may become a First Lien Representative and First Lien Collateral Agent, respectively, under, and such Additional First Lien Claimholders may become subject to and bound by, the Intercreditor Agreement pursuant to the execution and delivery by the Additional First Lien Representative and Additional First Lien Collateral Agent of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.7 of the Intercreditor Agreement. The undersigned Additional First Lien Representative (the “New Representative”) and Additional First Lien Collateral Agent (the “New Collateral Agent”) are executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement.
Accordingly, the New Representative and the New Collateral Agent agree as follows:
Section 1.Accession to the Intercreditor Agreement. In accordance with the Intercreditor Agreement, the New Representative and the New Collateral Agent by their signatures below become a First Lien Representative and a First Lien Collateral Agent, respectively, under, and the related Additional First Lien Claimholders represented by it become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative and the New Collateral Agent had originally been named therein as a First
    Exhibit B – Page 1

Lien Representative and a First Lien Collateral Agent, respectively, and each of the New Representative and the New Collateral Agent, on behalf of itself and each other Additional First Lien Claimholder represented by it, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a First Lien Representative and a First Lien Collateral Agent, respectively, and to the Additional First Lien Claimholders represented by it as First Lien Claimholders. Each reference to a “Representative” or “First Lien Representative” in the Intercreditor Agreement shall be deemed to include the New Representative, each reference to a “Collateral Agent” or “First Lien Collateral Agent” in the Intercreditor Agreement shall be deemed to include the New Collateral Agent and each reference to “First Lien Claimholders” shall include the Additional First Lien Claimholders represented by such New Representative and New Collateral Agent. The Intercreditor Agreement is hereby incorporated herein by reference.
Section 2.Representations and Warranties. Each of the New Representative and New Collateral Agent represents and warrants to the other Representatives, Collateral Agents and Claimholders that  it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent][trustee],  this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms and the terms of the Intercreditor Agreement and  the First Lien Loan Documents relating to such Additional First Lien Debt provide that, upon the New Representative’s and New Collateral Agent’s entry into this Agreement, the Additional First Lien Claimholders in respect of such Additional First Lien Debt will be subject to and bound by the provisions of the Intercreditor Agreement as First Lien Claimholders.
Section 3.Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement. The terms of the final sentence of Section 8.16 of the Intercreditor Agreement shall apply to this Joinder Agreement, mutatis mutandis.
Section 4.Full Force and Effect. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
Section 5.Section Headings. Section heading used in this Joinder Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.
Section 6.Governing Law. THIS JOINDER AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING
    Exhibit B – Page 2

PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS IN THE COLLATERAL).
Section 7.Severability. Any provision of this Joinder Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Intercreditor Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.
Section 8.Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative and the New Collateral Agent shall be given to it at the address set forth below.
[NAME OF NEW REPRESENTATIVE]
Address for notices:
Attention of:
Telecopy:
[NAME OF NEW COLLATERAL AGENT]
Address for notices:
Attention of:
Telecopy:
Section 9.Miscellaneous. The provisions of Section 8 of the Intercreditor Agreement will apply with like effect to this Joinder Agreement.
[Remainder of this page intentionally left blank]

    Exhibit B – Page 3

IN WITNESS WHEREOF, the New Representative and the New Collateral Agent have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.
[NAME OF NEW REPRESENTATIVE],
as [    ] for the holders of
[        ]
By:
    Name:
    Title:

[NAME OF NEW COLLATERAL AGENT],
as [    ] for the holders of
[        ]
By:
    Name:
    Title:
    Exhibit B – Page 4

Exhibit C to the
Intercreditor Agreement
[FORM OF] DEBT DESIGNATION NO. [ ] (this “Designation”) dated as of [    ], 20[ ] with respect to the INTERCREDITOR AGREEMENT dated as of November 2, 2021 (the “Intercreditor Agreement”), among BANK OF AMERICA, N.A., as Initial First Lien Representative and Initial First Lien Collateral Agent for the Initial First Lien Claimholders, REGIONS BANK, not in its individual capacity but solely in its capacity as trustee under the Initial Second Lien Indenture , as Initial Second Lien Representative and REGIONS BANK, not in its individual capacity but solely in its capacity as collateral agent under the Initial Second Lien Indenture, as Initial Second Lien Collateral Agent for the Initial Second Lien Claimholders, and the additional Representatives and Collateral Agents from time to time party thereto, and acknowledged and agreed to by SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), and the other Grantors.
Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
This Designation is being executed and delivered in order to designate additional secured Obligations of the Company and the Grantors as [Additional First Lien Debt][Additional Second Lien Debt] entitled to the benefit of and subject to the terms of the Intercreditor Agreement.
The undersigned, the duly appointed [specify title of Senior Officer] of the Company hereby certifies on behalf of the Company that:
1.[Insert name of the Company or other Grantor] intends to incur Indebtedness (the “Designated Obligations”) in the initial aggregate principal amount or commitments for the aggregate principal amount of [        ] pursuant to the following agreement: [describe credit/loan agreement, indenture or other agreement giving rise to Additional First Lien Debt or Additional Second Lien Debt, as the case may be] (the “Designated Agreement”) which will be [Additional First Lien Obligations][Additional Second Lien Obligations].
2.The incurrence of the Designated Obligations is permitted by each applicable First Lien Loan Document and Second Lien Debt Document.
3.Conform the following as applicable; Pursuant to and for the purposes of Section 8.7 of the Intercreditor Agreement,  the Designated Agreement is hereby designated as [an “Additional First Lien Loan Document”][an “Additional Second Lien Debt Document”] [and][,]  the Designated Obligations are hereby designated as [“Additional First Lien Obligations”][“Additional Second Lien Obligations”].
4.a. The name and address of the Representative for such Designated Obligations is:
    Exhibit C – Page 1

[Insert name and all capacities; Address]
Telephone:    _____________________
Fax:    _____________________
Email    _____________________
b. The name and address of the Collateral Agent for such Designated Obligations is:
[Insert name and all capacities; Address]
Telephone:    _____________________
Fax:    _____________________
Email:    _____________________
5.Attached hereto are true and complete copies of each of the [First/Second] Lien Loan Documents relating to such Additional [First/Second] Lien Debt.
[Remainder of this page intentionally left blank]

    Exhibit C – Page 2

IN WITNESS WHEREOF, the Company has caused this Designation to be duly executed by the undersigned Senior Officer as of the day and year first above written.
SUMMIT MIDSTREAM HOLDINGS, LLC

By:
    Name:
    Title:
    Exhibit C – Page 3

Exhibit D to the
Intercreditor Agreement
[FORM OF] GRANTOR JOINDER AGREEMENT NO. [ ] dated as of [ ], 20[ ] (the “Grantor Joinder Agreement”) to the INTERCREDITOR AGREEMENT dated as of November 2, 2021 (the “Intercreditor Agreement”), among BANK OF AMERICA, N.A., as Initial First Lien Representative and Initial First Lien Collateral Agent, REGIONS BANK, not in its individual capacity but solely in its capacity as trustee under the Initial Second Lien Indenture, as Initial Second Lien Representative, REGIONS BANK, not in its individual capacity but solely in its capacity as collateral agent under the Initial Second Lien Indenture, as Initial Second Lien Collateral Agent, and the additional Representatives and Collateral Agents from time to time a party thereto, and acknowledged and agreed to by SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), and the other Grantors.
Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
The undersigned, [______________], a [________________], (the “New Grantor”) wishes to acknowledge and agree to the Intercreditor Agreement and become a party thereto to the limited extent contemplated by Section 8.18 thereof and to acquire and undertake the rights and obligations of a Grantor thereunder.
Accordingly, the New Grantor agrees as follows for the benefit of the Representatives, the Collateral Agents and the Claimholders:
Section 1.Accession to the Intercreditor Agreement. The New Grantor  acknowledges and agrees to, and becomes a party to the Intercreditor Agreement as a Grantor to the limited extent contemplated by Section 8.18 thereof,  agrees to all the terms and provisions of the Intercreditor Agreement and  shall have all the rights and obligations of a Grantor under the Intercreditor Agreement. This Grantor Joinder Agreement supplements the Intercreditor Agreement and is being executed and delivered by the New Grantor pursuant to Section 8.20 of the Intercreditor Agreement.
Section 2.Representations, Warranties and Acknowledgement of the New Grantor. The New Grantor represents and warrants to each Representative, each Collateral Agent and to the Claimholders that  it has full power and authority to enter into this Grantor Joinder Agreement, in its capacity as Grantor and  this Grantor Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Grantor Joinder Agreement.
Section 3.Counterparts. This Grantor Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Grantor Joinder Agreement or any document or instrument delivered in connection herewith by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Grantor Joinder Agreement or such other document or instrument, as applicable. The terms of the final sentence
    Exhibit D – Page 1

of Section 8.16 of the Intercreditor Agreement shall apply to this Grantor Joinder Agreement, mutatis mutandis.
Section 4.Full Force and Effect. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
Section 5.Section Headings. Section heading used in this Grantor Joinder Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken in consideration in the interpretation hereof.
Section 6.Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement subject to any limitations set forth in the Intercreditor Agreement with respect to the Grantors.
Section 7.Governing Law. THIS GRANTOR JOINDER AGREEMENT, AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS GRANTOR JOINDER AGREEMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS IN THE COLLATERAL).
Section 8.Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to those of the invalid, illegal or unenforceable provisions.
Section 9.Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.11 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth below, which information supplements Section 8.11 of the Intercreditor Agreement.
Address for notices:
Attention of:
Telecopy:
Section 10.Miscellaneous. The provisions of Section 8 of the Intercreditor Agreement will apply with like effect to this Grantor Joinder Agreement.

    Exhibit D – Page 2

IN WITNESS WHEREOF, the New Grantor has duly executed this Grantor Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.
[        ]

By:
Name:
Title:
    Exhibit D – Page 3

Exhibit E to the
Intercreditor Agreement
[FORM OF]
SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT
Dated as of [____]

among

REGIONS BANK,
as the Initial Second Lien Representative and the Initial Second Lien Collateral Agent for the 2021 Indenture Claimholders,

[ ],
as Additional Initial Second Lien Representative and Additional Initial Second Lien Collateral Agent,
and
each other Additional Second Lien Representative and other Additional Second Lien Collateral Agent from time to time party hereto

and
SUMMIT MIDSTREAM HOLDINGS, LLC,
as an Issuer,
SUMMIT MIDSTREAM FINANCE CORP.,
as an Issuer
and the other
Grantors referred to herein

    Exhibit E – Page 1

SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT
SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT dated as of [ ], 20[__] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among (a) SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), (b) SUMMIT MIDSTREAM FINANCE CORP., a Delaware corporation (“Finance Corp.” and together with the Company, the “Issuers”), (c) the other Grantors party hereto, (d) REGIONS BANK, in its capacity as the Initial Second Lien Representative and the Initial Second Lien Collateral Agent for the 2021 Indenture Claimholders (in such capacity, the “Initial Second Lien Collateral Agent”), (e) [ ], in its capacity as an Additional Initial Second Lien Representative and Additional Initial Second Lien Collateral Agent, and (f) each other Additional Second Lien Representative and Additional Second Lien Collateral Agent from time to time party hereto.
The parties hereto agree as follows:
ARTICLE I

DEFINITIONS
SECTION I.01. Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below or, if defined in the UCC, the meanings specified therein:
“2021 Indenture” means (i) the Initial 2021 Indenture and (ii) each Replacement 2021 Indenture.
“2021 Indenture Claimholders” means (i) the Initial 2021 Indenture Claimholders and (ii) the Replacement 2021 Indenture Claimholders under any Replacement 2021 Indenture.
“2021 Indenture Collateral Agent” means (i) the Initial Second Lien Collateral Agent and (ii) the Replacement Second Lien Collateral Agent under any Replacement 2021 Indenture.
“2021 Indenture Collateral Documents” means (i) the Initial 2021 Indenture Collateral Documents and (ii) the Replacement 2021 Indenture Collateral Documents.
“2021 Indenture Documents” means (i) the Initial 2021 Indenture Documents and (ii) the Replacement 2021 Indenture Documents.
“2021 Indenture Obligations” means (i) the Initial 2021 Indenture Obligations and (ii) the Replacement 2021 Indenture Obligations.
“2021 Indenture Representative” means (i) the Initial Second Lien Representative and (ii) the Replacement Second Lien Representative under any Replacement 2021 Indenture.
“Additional Initial Second Lien Collateral Agent” means [ ], in its capacity as an Additional Second Lien Collateral Agent.
“Additional Initial Second Lien Representative” means [ ], in its capacity as an Additional Second Lien Representative.
“Additional Second Lien Collateral Agent” means, with respect to each Series of Other Second Lien Obligations and each Replacement 2021 Indenture, in each case, that becomes subject to the terms of this Agreement after the date thereof, the Person serving as the collateral agent or in a similar capacity for such Series of Other Second Lien Obligations or Replacement 2021
    Exhibit E – Page 2

Indenture and named as such in the applicable joinder agreement, together with its successors from time to time in such capacity. If an Additional Second Lien Collateral Agent is the Second Lien Collateral Agent under a Replacement 2021 Indenture, it shall also be a Replacement Second Lien Collateral Agent and the 2021 Indenture Collateral Agent.
“Additional Second Lien Representative” means, with respect to each Series of Other Second Lien Obligations and each Replacement 2021 Indenture, in each case, that becomes subject to the terms of this Agreement after the date thereof, the Person serving as administrative agent, trustee or in a similar capacity for such Series of Other Second Lien Obligations or Replacement 2021 Indenture and named as such in the applicable joinder agreement, together with its successors from time to time in such capacity. If an Additional Second Lien Representative is the Second Lien Representative under a Replacement 2021 Indenture, it shall also be a Replacement Second Lien Representative and the 2021 Indenture Representative.
“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common control with such specified Person. The term “Affiliated” has the correlative meaning.
“Agreement” has the meaning assigned to such term in the preamble hereto.
“Amend” means, in respect of any agreement, to amend, restate, amend and restate, supplement, waive or otherwise modify such agreement, in whole or in part, from time to time. The terms “Amended” and “Amendment” shall have correlative meanings.
“Applicable Collateral Agent” means (i) until the earlier of (x) the Discharge of 2021 Indenture and (y) the Non-Controlling Representative Enforcement Date, the 2021 Indenture Collateral Agent and (ii) from and after the earlier of (x) the Discharge of 2021 Indenture and (y) the Non-Controlling Representative Enforcement Date, the Second Lien Collateral Agent for the Series of Second Lien Obligations represented by the Major Non-Controlling Representative.
“Applicable Representative” means (i) until the earlier of (x) the Discharge of 2021 Indenture and (y) the Non-Controlling Representative Enforcement Date, the 2021 Indenture Representative and (ii) from and after the earlier of (x) the Discharge of 2021 Indenture and (y) the Non-Controlling Representative Enforcement Date, the Major Non-Controlling Representative.
“Authorized Officer” means, with respect to any Person, the chief executive officer, president, executive vice president, chief or principal financial officer or controller of such Person.
“Bankruptcy Case” has the meaning assigned to such term in Section 5.01(b).
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
“Bankruptcy Law” means Title 11 of the Bankruptcy Code, as amended, or any other United States federal or state bankruptcy, insolvency or similar law, fraudulent transfer or conveyance statute and any related case law.
“Board of Directors” means (a) with respect to Finance Corp., its board of directors, (b) with respect to the Company or the Parent, the Board of Directors of the General Partner or any authorized committee thereof; and (c) with respect to any other Person, the board or committee of such Person serving a similar function.
    Exhibit E – Page 3

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in The Woodlands, Texas or in New York, New York or another place of payment are authorized or required by law to close.
“Capital Stock” means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person (excluding debt securities convertible into or exchangeable for Capital Stock).
“Class”, when used in reference to (a) any Second Lien Obligations, refers to whether such Second Lien Obligations are the 2021 Indenture Obligations or each Series of Other Second Lien Obligations, (b) any Second Lien Collateral Agent, refers to whether such Second Lien Collateral Agent is the 2021 Indenture Collateral Agent or in the case of the Other Second Lien Obligations, the Additional Second Lien Representative for such Series of Other Second Lien Obligations, (c) any Second Lien Claimholders, refers to whether such Second Lien Claimholders are the holders of the Initial 2021 Indenture Obligations or the holders of the Other Second Lien Obligations of any Series, (d) any Second Lien Documents, refers to whether such Second Lien Documents are the 2021 Indenture Documents or the Other Second Lien Documents with respect to Other Second Lien Obligations of any Series, and (e) any Second Lien Collateral Documents, refers to whether such Second Lien Collateral Documents are part of the 2021 Indenture Collateral Documents or the Other Second Lien Collateral Documents with respect to Other Second Lien Obligations of any Series.
“Collateral” means all assets and properties subject to, or purported to be subject to, Liens created pursuant to any Second Lien Collateral Document to secure one or more Series of Second Lien Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any Second Lien Claimholder.
“Commission” or “SEC” means the Securities and Exchange Commission.
“Commodity Account” has the meaning given to such term in the UCC.
“Company” has the meaning assigned to such term in the preamble hereto.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.
“Controlling Claimholders” means (i) at any time when the 2021 Indenture Collateral Agent is the Applicable Collateral Agent, the 2021 Indenture Claimholders and (ii) at any other time, the Series of Second Lien Claimholders whose Second Lien Collateral Agent is the Applicable Collateral Agent.
“Deposit Accounts” has the meaning given to such in the UCC.
“Designation” means a designation of Additional Second Lien Indebtedness (as defined in the 2021 Indenture) and, if applicable, the designation of a Replacement 2021 Indenture, in each case, in substantially the form of Exhibit III.
    Exhibit E – Page 4

“DIP Financing” has the meaning assigned to such term in Section 5.01(b).
“DIP Financing Liens” has the meaning assigned to such term in Section 5.01(b).
“DIP Lenders” has the meaning assigned to such term in Section 5.01(b).
“Discharge” means, with respect to any Series of Second Lien Obligations, that such Series of Second Lien Obligations is no longer secured by, and no longer required to be secured by, any Shared Collateral pursuant to the terms of the applicable Second Lien Documents for such Series of Second Lien Obligations. The term “Discharged” shall have a corresponding meaning.
“Equity Release Proceeds” has the meaning assigned to such term in Section 3.04.
“Event of Default” means an Event of Default (or similarly defined term) as defined in any Second Lien Document.
“Finance Corp.” has the meaning assigned to such term in the preamble hereto.
“General Partner” means Summit Midstream GP, LLC, a Delaware limited liability company, and its successors and permitted assigns as general partner of the Parent or as the business entity with the ultimate authority to manage the business and operations of the Parent.
“Grantor” means Parent, the Company and each Subsidiary of Parent which has granted a security interest pursuant to any Second Lien Collateral Document to secure any Series of Second Lien Obligations.
“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit II.
“Impairment” has the meaning assigned to such term in Section 2.02.
“Initial 2021 Indenture” means the Indenture dated as of [____], 2021 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time) by and among the Issuers, the Parent, the Subsidiary Guarantors (as defined therein) from time to time party thereto, the Initial Second Lien Representative and the Initial Second Lien Collateral Agent.
“Initial 2021 Indenture Claimholders” means the holders of any Initial 2021 Indenture Obligations, including the “Secured Parties” as defined in the Initial 2021 Indenture or in the Initial 2021 Indenture Collateral Documents and the Initial Second Lien Representative and Initial Second Lien Collateral Agent.
“Initial 2021 Indenture Collateral Documents” means the “Security Documents” (as defined in the Initial 2021 Indenture) and any other agreement, document or instrument entered into for the purpose of granting a Lien to secure any Initial 2021 Indenture Obligations or to perfect such Lien (as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Initial 2021 Indenture Documents” means the Initial 2021 Indenture, each Initial 2021 Indenture Collateral Document and the other Note Documents (as defined in the Initial 2021 Indenture), and each of the other agreements, documents and instruments providing for or evidencing any other Initial 2021 Indenture Obligation, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Initial 2021 Indenture Obligations” means (a) all amounts owing to any Initial 2021 Indenture Claimholders pursuant to the terms of any Initial 2021 Indenture Document, including all
    Exhibit E – Page 5

amounts in respect of any principal, interest (including any Post-Petition Interest), premium (if any), penalties, fees, expenses (including fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding; and (b) to the extent any payment with respect to any Initial 2021 Indenture Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Other Second Lien Claimholder, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Initial 2021 Indenture Claimholders and the Other Second Lien Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including Post-Petition Interest) to be paid pursuant to the Initial 2021 Indenture Documents are disallowed by order of any court, including by order of a court of competent jurisdiction presiding over an Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including Post-Petition Interest) shall, as between the Initial 2021 Indenture Claimholders and the Other Second Lien Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Initial 2021 Indenture Obligations”. Initial 2021 Indenture Obligations shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.
“Initial Second Lien Collateral Agent” means Regions Bank, as collateral agent under the 2021 Indenture (in such capacity and together with its successors from time to time in such capacity).
“Initial Second Lien Representative” means Regions Bank, as trustee under the 2021 Indenture (in such capacity and together with its successors from time to time in such capacity).
“Insolvency or Liquidation Proceeding” means any case or proceeding, application, meeting convened, resolution passed, proposal, corporate action or any other proceeding commenced by or against a Person under any state, provincial, territorial, federal or foreign law for, or any agreement of such Person to, (i) the entry of an order for relief under the Bankruptcy Code, or any other steps being taken under any other insolvency, debtor relief, bankruptcy, receivership, debt adjustment law or other similar law (whether state, provincial, territorial, federal or foreign); (ii) the appointment of a custodian for such Person or any part of its property; (iii) an assignment or trust mortgage for the benefit of creditors; (iv) the winding-up or strike off of such Person; (v) the proposal or implementation of a scheme or plan of arrangement or composition; and/or (vi) a suspension of payment, moratorium of any debts, official assignment, composition or arrangement with a Person’s creditors.
“Intervening Creditor” has the meaning assigned to such term in Section 2.02.
“Intervening Lien” has the meaning assigned to such term in Section 2.02.
“Issuers” has the meaning assigned to such term in the preamble hereto.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial
    Exhibit E – Page 6

Code (or equivalent statutes) of any jurisdiction other than a precautionary financing statement respecting a lease not intended as a security agreement.
“Major Non-Controlling Representative” means the Second Lien Representative of the Series of Second Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of Other Second Lien Obligations (provided, however, that if there are two outstanding Series of Other Second Lien Obligations which have an equal outstanding principal amount, the Series of Other Second Lien Obligations with the earlier maturity date shall be considered to have the larger outstanding principal amount for purposes of this definition). For purposes of this definition, “principal amount” shall be deemed to include the face amount of any outstanding letter of credit issued under the particular Series.
“Non-Controlling Claimholder” means the Second Lien Claimholders which are not Controlling Claimholders.
“Non-Controlling Collateral Agent” means, at any time, each Second Lien Collateral Agent that is not the Applicable Collateral Agent at such time.
“Non-Controlling Representative” means, at any time, each Second Lien Representative that is not the Applicable Representative at such time.
“Non-Controlling Representative Enforcement Date” means, with respect to any Non-Controlling Representative, the date which is 180 days (throughout which 180 day period such Non-Controlling Representative was the Major Non-Controlling Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Second Lien Documents under which such Non-Controlling Representative is the Second Lien Representative) and (ii) each Second Lien Collateral Agent’s and each other Second Lien Representative’s receipt of written notice from such Non-Controlling Representative certifying that (x) such Non-Controlling Representative is the Major Non-Controlling Representative and that an Event of Default (under and as defined in the Second Lien Documents under which such Non-Controlling Representative is the Second Lien Representative) has occurred and is continuing and (y) the Second Lien Obligations of the Series with respect to which such Non-Controlling Representative is the Second Lien Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Other Second Lien Document; provided that the Non-Controlling Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the Applicable Collateral Agent acting on the instructions of the Applicable Representative has commenced and is diligently pursuing any enforcement action with respect to Shared Collateral, (2) at any time that a Grantor that has granted a security interest in Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding or (3) if such Non-Controlling Representative subsequently rescinds or withdraws the written notice provided for in clause (ii).
“Other Second Lien Agreement” means any indenture, notes, credit agreement or other agreement, document (including any document governing reimbursement obligations in respect of letters of credit issued pursuant to any Other Second Lien Agreement) or instrument, pursuant to which any Grantor has or will incur Other Second Lien Obligations; provided that, in each case, the indebtedness thereunder has been designated as Other Second Lien Obligations pursuant to and in accordance the terms of this Agreement. For avoidance of doubt, neither the
    Exhibit E – Page 7

Initial 2021 Indenture nor any Replacement 2021 Indenture shall constitute an Other Second Lien Agreement.
“Other Second Lien Claimholder” means the holders of any Other Second Lien Obligations and any Second Lien Representative and Second Lien Collateral Agent with respect thereto.
“Other Second Lien Collateral Documents” means the “Security Documents” or “Collateral Documents” or similar term (in each case as defined in the applicable Other Second Lien Agreement) and any other agreement, document or instrument entered into for the purpose of granting a Lien to secure any Other Second Lien Obligations or to perfect such Lien (as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Other Second Lien Document” means, with respect to any Series of Other Second Lien Obligations, the Other Second Lien Agreements, and the Other Second Lien Collateral Documents applicable thereto and each other agreement, document and instrument providing for or evidencing any other Second Lien Obligation, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time; provided that, in each case, the indebtedness thereunder has been designated as Other Second Lien Obligations pursuant to and in accordance with this Agreement.
“Other Second Lien Obligations” means all amounts owing to any Other Second Lien Claimholder pursuant to the terms of any Other Second Lien Document, including all amounts in respect of any principal, interest (including any Post-Petition Interest), premium (if any), penalties, fees, expenses (including fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding. Other Second Lien Obligations shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor. For avoidance of doubt, neither the Initial 2021 Indenture Obligations nor any Replacement 2021 Indenture Obligations shall constitute Other Second Lien Obligations.
“Parent” means Summit Midstream Partners, LP, a Delaware limited partnership.
“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
“Possessory Collateral” means any Shared Collateral in the possession of any Second Lien Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction or otherwise. Possessory Collateral includes any Certificated Securities, Promissory Notes, Instruments, and Tangible Chattel Paper (each as defined in the UCC), in each case, delivered to or in the possession of any Second Lien Collateral Agent under the terms of the Second Lien Collateral Documents.
“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the 2021 Indenture Documents or Other Second Lien Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.
    Exhibit E – Page 8

“Proceeds” means all proceeds of any sale, collection or other liquidation of any Collateral comprising either Shared Collateral or Equity Release Proceeds and all proceeds of any such distribution and any proceeds of any insurance covering the Shared Collateral received by the Applicable Collateral Agent and not returned to any Grantor under any Second Lien Document.
“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness in exchange or replacement for, such indebtedness in whole or in part and regardless of whether the principal amount of such Refinancing indebtedness is the same, greater than or less than the principal amount of the Refinanced indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.
“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same guarantees and substantially the same collateral) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such Person and such Person’s Affiliates.
“Related Second Lien Claimholders” means, with respect to the Second Lien Collateral Agent or Second Lien Representative, as context requires, of any Class, the Second Lien Claimholders of such Class.
“Related Second Lien Documents” means, with respect to the Second Lien Collateral Agent or Second Lien Representative, as context requires, or Second Lien Claimholders of any Class, the Second Lien Documents of such Class.
“Replacement 2021 Indenture” means any loan agreement, indenture or other agreement that (i) Refinances the 2021 Indenture in accordance with this Agreement so long as, after giving effect to such Refinancing, the agreement that was the 2021 Indenture immediately prior to such Refinancing is no longer secured, and no longer required to be secured, by any of the Collateral and (ii) becomes the 2021 Indenture hereunder by designation as such pursuant to this Agreement.
“Replacement 2021 Indenture Claimholders” means the holders of any Replacement 2021 Indenture Obligations, including the “Second Lien Claimholders” as defined in the Replacement 2021 Indenture or in the Replacement 2021 Indenture Collateral Documents and the Replacement Second Lien Representative and Replacement Second Lien Collateral Agent.
“Replacement 2021 Indenture Collateral Documents” means the “Security Documents” or “Collateral Documents” or similar term (as defined in the Replacement 2021 Indenture) and any other agreement, document or instrument entered into for the purpose of granting a Lien to secure any Replacement 2021 Indenture Obligations or to perfect such Lien (as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Replacement 2021 Indenture Documents” means the Replacement 2021 Indenture, each Replacement 2021 Indenture Collateral Document and the other Note Documents or similar term (as defined in the Replacement 2021 Indenture), and each of the other agreements, documents and instruments providing for or evidencing any other Replacement 2021 Indenture Obligation,
    Exhibit E – Page 9

as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Replacement 2021 Indenture Obligations” means (a) all principal of and interest (including any Post-Petition Interest) and premium (if any) on all loans made pursuant to the Replacement 2021 Indenture and (ii) all guarantee obligations, fees, expenses and all other obligations under the Replacement 2021 Indenture and the other Replacement 2021 Indenture Documents, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding; and (b) to the extent any payment with respect to any Replacement 2021 Indenture Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Other Second Lien Claimholder, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Replacement 2021 Indenture Claimholders and the Other Second Lien Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including Post-Petition Interest) to be paid pursuant to the Replacement 2021 Indenture Documents are disallowed by order of any court, including by order of a court of competent jurisdiction presiding over an Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including Post-Petition Interest) shall, as between the Replacement 2021 Indenture Claimholders and the Other Second Lien Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Replacement 2021 Indenture Obligations”. Replacement 2021 Indenture Obligations shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.
“Replacement Second Lien Collateral Agent” means, in respect of any Replacement 2021 Indenture, the collateral agent or person serving in similar capacity under the Replacement 2021 Indenture.
“Replacement Second Lien Representative” means, in respect of any Replacement 2021 Indenture, the administrative agent, trustee or person serving in similar capacity under the Replacement 2021 Indenture.
“Second Lien Claimholders” means (i) the 2021 Indenture Claimholders and (ii) the Other Second Lien Claimholders with respect to each Series of Other Second Lien Obligations.
“Second Lien Collateral Agent” means (i) in the case of any 2021 Indenture Obligations, the 2021 Indenture Collateral Agent (which in the case of the Initial 2021 Indenture Obligations shall be the Initial Second Lien Collateral Agent and in the case of any Replacement 2021 Indenture shall be the Replacement Second Lien Collateral Agent) and (ii) in the case of the Other Second Lien Obligations, the Additional Second Lien Collateral Agent for such Series of Other Second Lien Obligations shall be the Second Lien Collateral Agent for such Series.
“Second Lien Collateral Documents” means, collectively, (i) the 2021 Indenture Collateral Documents and (ii) the Other Second Lien Collateral Documents.
“Second Lien Documents” means (i) the 2021 Indenture Documents, and (ii) each Other Second Lien Document.
“Second Lien Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit I.
    Exhibit E – Page 10

“Second Lien Obligations” means, collectively, (i) the 2021 Indenture Obligations and (ii) each Series of Other Second Lien Obligations.
“Second Lien Representatives” means, at any time, (i) in the case of any Initial 2021 Indenture Obligations or the Initial 2021 Indenture Claimholders, the Initial Second Lien Representative, (ii) in the case of any Replacement 2021 Indenture Obligations or the Replacement 2021 Indenture Claimholders, the Replacement Second Lien Representative, and (iii) in the case of any other Series of Other Second Lien Obligations or Other Second Lien Claimholders of such Series that becomes subject to this Agreement after the date thereof, the Additional Second Lien Representative for such Series.
“Securities Account” has the meaning given to such term in the UCC.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Series” means, (a) with respect to the Second Lien Claimholders, each of (i) the Initial 2021 Indenture Claimholders (in their capacities as such), (ii) the Replacement 2021 Indenture Claimholders (in their capacities as such), and (iii) the Other Second Lien Claimholders (in their capacities as such) that become subject to this Agreement after the date thereof that are represented by a common Second Lien Representative (in its capacity as such for such Other Second Lien Claimholders) and (b) with respect to any Second Lien Obligations, each of (i) the Initial 2021 Indenture Obligations, (ii) the Replacement 2021 Indenture Obligations and (iii) the Other Second Lien Obligations incurred pursuant to any Other Second Lien Document, which pursuant to any joinder agreement, are to be represented hereunder by a common Second Lien Representative (in its capacity as such for such Other Second Lien Obligations).
“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of Second Lien Obligations (or their respective Second Lien Representatives or Second Lien Collateral Agents on behalf of such holders) hold, or purport to hold, or are required to hold pursuant to the Second Lien Documents in respect of such Series, a valid security interest or Lien at such time. If more than two Series of Second Lien Obligations are outstanding at any time and the holders of less than all Series of Second Lien Obligations hold, or purport to hold, or are required to hold pursuant to the Second Lien Documents in respect of such Series, a valid security interest or Lien in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of Second Lien Obligations that hold, or purport to hold, or are required to hold pursuant to the Second Lien Documents in respect of such Series, a valid security interest or Lien in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not hold, or purport to hold, or are required to hold pursuant to the Second Lien Documents in respect of such Series, a valid security interest or Lien in such Collateral at such time.
“Subsidiary” means, with respect to any specified Person, (a) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than 50% of the total voting power of Voting Stock is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (b) any partnership (whether general or limited) or limited liability company (i) the sole general partner or member of which is such Person or a Subsidiary of such Person, or (ii) if there is more than a single general partner or member, either (x) the only managing general partners or managing members of which are such Person or one or more Subsidiaries of such Person (or any combination thereof) or (y) such Person owns or controls,
    Exhibit E – Page 11

directly or indirectly, a majority of the outstanding general partner interests, member interests or other Voting Stock of such partnership or limited liability company, respectively.
“Underlying Assets” has the meaning assigned to such term in Section 3.04.
“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, in the event that, if by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.
“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors of such Person.
SECTION I.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles, and Sections of, and Exhibits to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
SECTION I.03. Concerning the Second Lien Representatives and Second Lien Collateral Agents. Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by any Second Lien Representative and any Second Lien Collateral Agent, whether on behalf of itself or any of its Related Second Lien Claimholders, is made in reliance on the authority granted to it pursuant to the authorization thereof under the 2021 Indenture, Other Second Lien Agreement, 2021 Indenture Collateral Documents or Other Second Lien Collateral Documents, as the context may require. It is understood and agreed that each Second Lien Representative and each Second Lien Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into whether any of its Related Second Lien Claimholders is in compliance with the terms of this Agreement, and no party hereto or any other Second Lien Claimholder shall have any right of action whatsoever against any Second Lien Representative or any Second Lien Collateral Agent for any failure of any of its Related Second Lien Claimholders to comply with the terms hereof or for any of its Related Second Lien Claimholders taking any action contrary to the terms hereof.
    Exhibit E – Page 12

ARTICLE II

LIEN PRIORITIES; PROCEEDS
SECTION II.01. Relative Priorities.
(a)Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing any Second Lien Obligation or the date, time, method or order in which the Second Lien Obligations arise and regardless of any intermediate discharge of the Second Lien Obligations in whole or in part, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any other applicable law or any Second Lien Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.01(b) and Section 2.02), each Second Lien Collateral Agent, for itself and on behalf of its Related Second Lien Claimholders, agrees that Liens on any Shared Collateral securing Second Lien Obligations of any Class shall be of equal priority and the benefits and proceeds of the Shared Collateral shall be shared among such Classes as provided herein.

(b)Anything contained herein or in any of the Second Lien Documents to the contrary notwithstanding, if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent is taking action to enforce rights in respect of any Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of any Grantor or any Second Lien Claimholder receives any payment pursuant to any intercreditor agreement (other than this Agreement) or otherwise with respect to any Shared Collateral, the Proceeds shall be applied by the Applicable Collateral Agent in the following order:
(i)FIRST, to the payment of all amounts owing to each Second Lien Collateral Agent (in its capacity as such) and each Second Lien Representative (in its capacity as such) secured by such Shared Collateral or, in the case of Equity Release Proceeds, secured by the Underlying Assets, including all reasonable costs and expenses incurred by each Second Lien Collateral Agent (in its capacity as such) and each Second Lien Representative (in its capacity as such) in connection with such collection or sale or otherwise in connection with this Agreement, any other Second Lien Document or any of the Second Lien Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Second Lien Document and all fees and indemnities owing to such Second Lien Collateral Agents and Second Lien Representatives, ratably to each such Second Lien Collateral Agent and Second Lien Representative in accordance with the amounts payable to it pursuant to this clause FIRST;
(ii)SECOND, subject to the terms of the next full paragraph below and terms relating to similar liens contained in this Agreement, to the extent Proceeds remain after the application pursuant to the preceding clause (a), to each Second
    Exhibit E – Page 13

Lien Representative for the payment in full of the other Second Lien Obligations of each Series secured by such Shared Collateral or, in the case of Equity Release Proceeds, secured by the Underlying Assets, and, if the amount of such Proceeds are insufficient to pay in full the Second Lien Obligations of each Series so secured then such Proceeds shall be allocated among the Second Lien Representatives of each Series secured by such Shared Collateral or, in the case of Equity Release Proceeds, secured by the Underlying Assets, pro rata according to the amounts of such Second Lien Obligations owing to each such respective Second Lien Representative and the other Second Lien Claimholders represented by it for distribution by such Second Lien Representative in accordance with its respective Second Lien Documents; and

(iii)THIRD, any balance of such Proceeds remaining after the application pursuant to preceding clauses (ii) and (iii), to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same.
If, despite the provisions of this Section 2.01(b), any Second Lien Claimholder shall receive any payment or other recovery in excess of its portion of payments on account of the Second Lien Obligations to which it is then entitled in accordance with this Section 2.01(b), such Second Lien Claimholder shall hold such payment or recovery in trust for the benefit of all Second Lien Claimholders for distribution in accordance with this Section 2.01(b). Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a Second Lien Claimholder) has a lien or security interest that is junior in priority to the security interest of any Series of Second Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Second Lien Obligations, the value of any Shared Collateral or Proceeds allocated to such third party shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of Second Lien Obligations with respect to which such Impairment exists.
(c)For the avoidance of doubt, any amounts to be distributed pursuant to this Section 2.01 shall be distributed by the Applicable Collateral Agent to each Non-Controlling Representative for further distribution to its Related Second Lien Claimholders.
(d)It is acknowledged that the Second Lien Obligations of any Class may, subject to the limitations set forth in the then extant Second Lien Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(b) or the provisions of this Agreement defining the relative rights of the Second Lien Claimholders of any Class.
SECTION II.02. Impairments. It is the intention of the parties hereto that the Second Lien Claimholders of any given Class of Second Lien Obligations (and not the Second Lien Claimholders of any other Class of Second Lien Obligations) bear the risk of any
    Exhibit E – Page 14

determination by a court of competent jurisdiction that (i) any Second Lien Obligations of such Class of Second Lien Obligations are unenforceable under applicable law or are subordinated to any other obligations (other than another Class of Second Lien Obligations), (ii) the Second Lien Claimholders of such Class of Second Lien Obligations do not have a valid and perfected Lien on any of the Collateral securing any Second Lien Obligations of any other Class of Second Lien Obligations and/or (iii) any Person (other than any Second Lien Collateral Agent or Second Lien Claimholder) has a Lien on any Shared Collateral that is senior in priority to the Lien on such Shared Collateral securing Second Lien Obligations of such Class of Second Lien Obligations, but junior to the Lien on such Shared Collateral securing any other Class of Second Lien Obligations (any such Lien being referred to as an “Intervening Lien”, and any such Person being referred to as an “Intervening Creditor”) (any condition with respect to Second Lien Obligations of such Class of Second Lien Obligations being referred to as an “Impairment” of such Class); provided that the existence of a maximum claim with respect to any real property subject to a mortgage that applies to all Second Lien Obligations shall not be deemed to be an Impairment of any Class of Second Lien Obligations. In the event an Impairment exists with respect to Second Lien Obligations of any Class, the results of such Impairment shall be borne solely by the Second Lien Claimholders of such Class of Second Lien Obligations, and the rights of the Second Lien Claimholders of such Class of Second Lien Obligations (including the right to receive distributions in respect of Second Lien Obligations of such Class of Second Lien Obligations pursuant to Section 2.01(b)) set forth herein shall be modified to the extent necessary so that the results of such Impairment are borne solely by the Second Lien Claimholders of such Class. In furtherance of the foregoing, in the event Second Lien Obligations of any Class of Second Lien Obligations shall be subject to an Impairment in the form of an Intervening Lien of any Intervening Creditor, the value of any Shared Collateral or Proceeds that are allocated to such Intervening Creditor shall be deducted solely from the Shared Collateral or Proceeds to be distributed in respect of Second Lien Obligations of such Class. In the event Second Lien Obligations of any Class of Second Lien Obligations are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Second Lien Obligations or the First Lien Security Documents (as defined in the Initial 2021 Indenture) governing such Second Lien Obligations shall refer to such obligations or such documents as so modified.
SECTION II.03. Payment Over. Each Second Lien Collateral Agent, on behalf of itself and its Related Second Lien Claimholders, agrees that if such Second Lien Collateral Agent or any of its Related Second Lien Claimholders shall at any time obtain possession of any Shared Collateral or receive any Proceeds (other than as a result of any application of Proceeds pursuant to Section 2.01(b)), in each case pursuant to any Second Lien Collateral Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement) or otherwise in contravention of this Agreement, at any time prior to the Discharge of each of the Second Lien Obligations, then it shall hold such Shared Collateral or Proceeds in trust for the other Second Lien Claimholders and promptly transfer such Shared Collateral or Proceeds, as the case may be, to the Controlling Claimholder, to be distributed in accordance with the provisions of Section 2.01(b) hereof.
SECTION II.04. Determinations with Respect to Amounts of Obligations and Liens. Whenever the Second Lien Collateral Agent of any Class shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to
    Exhibit E – Page 15

determine the existence or amount of any Second Lien Obligations of any other Class, or the Shared Collateral subject to any Lien securing the Second Lien Obligations of any other Class (and whether such Lien constitutes a valid and perfected Lien), it may request that such information be furnished to it in writing by the Second Lien Collateral Agent or Second Lien Representative of such other Class and shall be entitled to make such determination on the basis of the information so furnished; provided that if, notwithstanding the request of the Second Lien Collateral Agent of such Class, the Second Lien Collateral Agent or Second Lien Representative of such other Class shall fail or refuse reasonably promptly to provide the requested information, the Second Lien Collateral Agent of such Class shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of an Authorized Officer of the Company. Each Second Lien Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Second Lien Claimholder or any other Person as a result of such determination or any action taken or not taken pursuant thereto.
SECTION II.05. Exculpatory Provisions. Without limitation of Article VI, none of the Second Lien Collateral Agents or any Second Lien Claimholders shall be liable for any action taken or omitted to be taken by any Second Lien Collateral Agent, Second Lien Representative or Second Lien Claimholder with respect to any Shared Collateral in accordance with the provisions of this Agreement.
ARTICLE III

RIGHTS AND REMEDIES; MATTERS RELATING TO SHARED COLLATERAL
SECTION III.01. Exercise of Rights and Remedies.
(a)Notwithstanding Section 2.01, (i) only the Applicable Collateral Agent shall act or refrain from acting with respect to Shared Collateral (including with respect to any other intercreditor agreement with respect to any Shared Collateral), (ii) the Applicable Collateral Agent shall act only on the instructions of the Applicable Representative and shall not follow any instructions with respect to such Shared Collateral (including with respect to any other intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Representative (or any other Second Lien Claimholder other than the Applicable Representative) and (iii) no Other Second Lien Claimholder shall or shall instruct any Second Lien Collateral Agent to, and any other Second Lien Collateral Agent that is not the Applicable Collateral Agent shall not, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, Shared Collateral (including with respect to any other intercreditor agreement with respect to Shared Collateral), whether under any Second Lien Collateral Document (other than the Second Lien Collateral Documents applicable to the Applicable Collateral Agent), applicable law or otherwise, it being agreed that only the Applicable Collateral Agent, acting in accordance with the Second
    Exhibit E – Page 16

Lien Collateral Documents applicable to it, shall be entitled to take any such actions or exercise any remedies with respect to such Shared Collateral at such time. Without limitation of the foregoing, (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second Lien Collateral Agent or any of its Related Second Lien Claimholders may file a proof of claim or statement of interest with respect to the applicable Second Lien Obligations thereto, (B) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second Lien Collateral Agent or its Related Second Lien Claimholders may file any necessary or appropriate responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Second Lien Collateral Agent or Related Second Lien Claimholder, (C) each Second Lien Collateral Agent or its Related Second Lien Claimholders may file any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of the Company or any other Grantor arising under any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, and (D) each Second Lien Collateral Agent and its Related Second Lien Claimholders may vote on any plan of reorganization in any Insolvency or Liquidation Proceeding of the Company or any other Grantor, in each case of clause (A) through (D) above, to the extent such action is not prohibited by or inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement.
(b)Notwithstanding the equal priority of the Liens securing each Series of Second Lien Obligations granted on the Shared Collateral, the Applicable Collateral Agent (acting on the instructions of the Applicable Representative) is permitted to deal with the Shared Collateral as if such Applicable Collateral Agent had a senior and exclusive Lien on such Shared Collateral. No Non-Controlling Representative, Non-Controlling Claimholder or Second Lien Collateral Agent that is not the Applicable Collateral Agent is permitted to contest, protest or object to any foreclosure proceeding or action brought by the Applicable Collateral Agent, the Applicable Representative or the Controlling Claimholders or any other exercise by the Applicable Collateral Agent, the Applicable Representative or the Controlling Claimholders of any rights and remedies relating to the Shared Collateral.
(c)Each of the Second Lien Collateral Agents (other than the 2021 Indenture Collateral Agent) and the Second Lien Representatives (other than the 2021 Indenture Representative) agrees that it will not accept any Lien on any Collateral for the benefit of any Series of Other Second Lien Obligations (other than funds deposited for the satisfaction, discharge or defeasance of any Other Second Lien Agreement) other than pursuant to the Second Lien Collateral Documents, and by executing this Agreement, each such Second Lien Collateral Agent and each such Second Lien Representative and the Series of Second Lien Claimholders for which it is acting pursuant to this Agreement agree to be bound by the provisions of this Agreement and the other Second Lien Collateral Documents applicable to it.
SECTION III.02. Prohibition on Contesting Liens. Each of the Second Lien Claimholders agrees that it will not (and will waive any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding),
    Exhibit E – Page 17

the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Second Lien Claimholders in all or any part of the Collateral or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (a) the rights of any Second Lien Collateral Agent or any Second Lien Representative to enforce this Agreement or (b) the rights of any Second Lien Claimholder to contest or support any other Person in contesting the enforceability of any Lien purporting to secure obligations not constituting Second Lien Obligations.
SECTION III.03. Prohibition on Challenging this Agreement. Each Second Lien Collateral Agent agrees, on behalf of itself and its Related Second Lien Claimholders, that neither such Second Lien Collateral Agent nor any of its Related Second Lien Claimholders will attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Second Lien Collateral Agent or any of its Related Second Lien Claimholders to enforce this Agreement.
SECTION III.04. Release of Liens. If, at any time any Shared Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any enforcement by the Applicable Collateral Agent in accordance with the provisions of this Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Second Lien Collateral Agents for the benefit of each Series of Second Lien Claimholders (or in favor of such other Second Lien Claimholders if directly secured by such Liens) upon such Shared Collateral will automatically be released and discharged upon final conclusion of such disposition as and when, but only to the extent, such Liens of the Applicable Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to the priority set forth in this Agreement. If in connection with any such foreclosure or other exercise of remedies by the Applicable Collateral Agent, the Applicable Collateral Agent or related Applicable Representative of such Series of Second Lien Obligations releases any guarantor from its obligation under a guarantee of the Series of Second Lien Obligations for which it serves as agent prior to a Discharge of such Series of Second Lien Obligations, such guarantor also shall be automatically released from its guarantee of all other Second Lien Obligations. If in connection with any such foreclosure or other exercise of remedies by the Applicable Collateral Agent, the equity interests of any Person are foreclosed upon or otherwise disposed of and the Applicable Collateral Agent releases its Lien on the property or assets of such Person, then the Liens of each other Second Lien Collateral Agent (or in favor of such other Second Lien Claimholders if directly secured by such Liens) with respect to any Shared Collateral consisting of the property or assets of such Person will be automatically released to the same extent as the Liens of the Applicable Collateral Agent are released; provided that any proceeds of any such equity interests foreclosed upon where the Applicable Collateral Agent releases its Lien on the assets of such Person on which another Series of Second Lien Obligations holds a Lien on any of the assets of such Person (any such assets, the “Underlying Assets”) which Lien is released as provided in this sentence (any such Proceeds being referred to herein as “Equity Release Proceeds” regardless of whether or not such other Series of Second Lien Obligations holds a Lien on such equity interests so disposed of) shall be applied pursuant to the priority set forth in this Agreement.
    Exhibit E – Page 18

ARTICLE IV

COLLATERAL
SECTION IV.01. Bailment for Perfection of Security Interests.
(a)The Applicable Collateral Agent shall be entitled to hold any Possessory Collateral constituting Shared Collateral. Notwithstanding the foregoing, each Second Lien Collateral Agent agrees to hold any Possessory Collateral constituting Shared Collateral and any other Shared Collateral from time to time in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Second Lien Claimholder (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee, solely for the purpose of perfecting the security interest granted in such Shared Collateral, if any, pursuant to the applicable Second Lien Collateral Documents. Solely with respect to any Deposit Accounts, Commodity Accounts or Securities Accounts constituting Shared Collateral under the control (within the meaning of Section 9-104 of the UCC) of any Second Lien Collateral Agent, each such Second Lien Collateral Agent will agree to also hold control over such accounts as gratuitous agent for each other Second Lien Claimholder and any assignee solely for the purpose of perfecting the security interest in such accounts.
(b)The Applicable Collateral Agent shall, upon the Discharge of Second Lien Obligations with respect to which such Applicable Collateral Agent is the Second Lien Collateral Agent, transfer the possession and control of the Possessory Collateral, together with any necessary endorsements but without recourse or warranty, to the successor Applicable Collateral Agent. In connection with any transfer under the foregoing sentence by any Second Lien Collateral Agent, such transferor Applicable Collateral Agent agrees to take all actions in its power as shall be necessary or reasonably requested by the transferee Applicable Collateral Agent to permit the transferee Applicable Collateral Agent to obtain, for the benefit of its Related Second Lien Claimholders, a security interest of equal priority prior to such transfer, in the applicable Possessory Collateral. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Second Lien Collateral Agent for loss or damage suffered by such Second Lien Collateral Agent as a result of such transfer, except for loss or damage suffered by such Second Lien Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith, in each case to the extent determined by a court of competent jurisdiction in a final and non-appealable judgment.
(c)Each Second Lien Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other Second Lien Claimholder and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Second Lien Documents, in each case, subject to the terms and conditions of this Section 4.01.
    Exhibit E – Page 19

(d)No Applicable Collateral Agent shall have any obligation whatsoever to the other the Second Lien Representatives, the Second Lien Collateral Agents or the Second Lien Claimholders to ensure that the Possessory Collateral is genuine or owned by any of the Grantors, to perfect the security interests of the Second Lien Collateral Agents or other Second Lien Claimholders or to preserve rights or benefits of any Person except as expressly set forth in this Section 4.01. The duties or responsibilities of each Second Lien Collateral Agent under this Section 4.01 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Second Lien Claimholder for purposes of perfecting the Lien held by such Second Lien Claimholders thereon.
(e)No Applicable Collateral Agent or any other Controlling Claimholder shall have by reason of the Second Lien Documents, this Agreement or any other document a fiduciary relationship in respect of any Second Lien Representative or any other Second Lien Claimholder and the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders hereby waive and release the Applicable Collateral Agent and the Controlling Claimholders from all claims and liabilities arising pursuant to any Applicable Collateral Agent’s role under this Section 4.01 as gratuitous bailee and gratuitous agent with respect to the Possessory Collateral.

SECTION IV.02. Delivery of Documents. Promptly after the execution and delivery to any Second Lien Collateral Agent by any Grantor of any Second Lien Collateral Document (other than (a) any Second Lien Collateral Document in effect on the date hereof and (b) any Second Lien Collateral Document referred to in paragraph (b) of Article IX, but including any amendment, amendment and restatement, waiver or other modification of any such Second Lien Collateral Document), the Company shall deliver to each Second Lien Collateral Agent party hereto at such time a copy of such Second Lien Collateral Document.
ARTICLE V

Section 5.01. Certain Agreements With Respect to Bankruptcy or Insolvency Proceedings.
(a)This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding against the Company or any other Grantor, and the parties hereto acknowledge that this Agreement is intended to be and shall be enforceable as a “subordination” agreement under Section 510(a) of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law. All references herein to any Grantor shall apply to any receiver or trustee for such Person and such Person as a debtor-in-possession.
(b)If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each Second Lien Claimholder (other than any Controlling Claimholder or any Second Lien Representative of any Controlling Claimholder) agrees
    Exhibit E – Page 20

that it will not raise any objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless a Second Lien Representative of the Controlling Claimholders shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Claimholders, each Non-Controlling Claimholder will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Claimholders (other than any Liens of any Second Lien Claimholders constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the Second Lien Obligations of the Controlling Claimholders, each Non-Controlling Claimholder will confirm the priorities with respect to such Shared Collateral as set forth in this Agreement), in each case so long as (1) the Second Lien Claimholders of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other Second Lien Claimholders (other than any Liens of the Second Lien Claimholders constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (2) the Second Lien Claimholders of each Series are granted Liens on any additional collateral pledged to any Second Lien Claimholders as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the Second Lien Claimholders as set forth in this Agreement (other than any Liens of any Second Lien Claimholders constituting DIP Financing Liens), (3) if any amount of such DIP Financing or cash collateral is applied to repay any of the Second Lien Obligations, such amount is applied pursuant to the terms of this Agreement, and (4) if any Second Lien Claimholders are granted adequate protection with respect to the Second Lien Obligations subject hereto, including in the form of periodic payments, in connection with such use of cash collateral, the proceeds of such adequate protection are applied pursuant to the terms of this Agreement; provided that the Second Lien Claimholders of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the Second Lien Claimholders of such Series or its Second Lien Representative that shall not constitute Shared Collateral (unless such Collateral fails to constitute Shared Collateral because the Lien in respect thereof constitutes a declined lien with respect to such Second Lien Claimholders or their Second Lien Representative or Second Lien Collateral Agent); provided, further, that the Second Lien Claimholders receiving adequate protection shall not be permitted to object to any other Second Lien Claimholder receiving adequate protection comparable to any adequate protection granted to such Second Lien Claimholders in connection with a DIP Financing or use of cash collateral.
(c)If any Second Lien Claimholder is granted adequate protection (i) in the form of Liens on any additional collateral, then each other Second Lien Claimholder shall be entitled to seek, and each Second Lien Claimholder will consent and not object to, adequate protection in the form of Liens on such additional collateral with the same priority vis-à-vis the Second Lien Claimholders as set forth in this Agreement, (ii) in the form of a superpriority or other administrative claim, then each other Second Lien Claimholder shall be entitled to seek, and each Second Lien Claimholder will consent and
    Exhibit E – Page 21

not object to, adequate protection in the form of a pari passu superpriority or administrative claim or (iii) in the form of periodic or other cash payments, then the proceeds of such adequate protection must be applied to all Second Lien Obligations pursuant to the terms of this Agreement.
(d)If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the Second Lien Obligations of any Class previously made shall be avoided or rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference, fraudulent transfer or other avoidance action under the Bankruptcy Code, or any equivalent provision of any other Bankruptcy Law), then the terms and conditions of this Agreement shall be fully applicable thereto until all the Second Lien Obligations of such Class shall again have been satisfied in full in cash. This Section 5.01 shall survive termination of this Agreement.
(e)As among the Second Lien Claimholders, the Applicable Collateral Agent (acting at the direction of the Applicable Representative), shall have the right, but not the obligation, to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. To the extent any Second Lien Collateral Agent or any other Second Lien Claimholder receives proceeds of such insurance policy and such proceeds are not permitted or required to be returned to any Grantor under the applicable Second Lien Documents, such proceeds shall be turned over to the Applicable Collateral Agent for application as provided in accordance with the terms of this Agreement.
ARTICLE VI
Section 6.01. The Applicable Collateral Agent, Applicable Representative and Controlling Claimholders.

(a)Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on the Applicable Collateral Agent, the Applicable Representative or any Controlling Claimholder to any Non-Controlling Claimholder or give any Non-Controlling Claimholder the right to direct any such Person, except that each such Person shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01(b) hereof.
In furtherance of the foregoing, each Non-Controlling Claimholder agrees that none of the Applicable Collateral Agent, the Applicable Representative or any other Second Lien Claimholder shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the Second Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any Second Lien Obligations), in any manner that would maximize the return to the Non-Controlling Claimholders, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Claimholders from such realization, sale, disposition or liquidation.
    Exhibit E – Page 22

(b)None of the Applicable Collateral Agent, the Applicable Representative or any other Controlling Claimholder shall have any duties or obligations to any Non-Controlling Claimholder except those expressly set forth herein. Without limiting the generality of the foregoing, None of the Applicable Collateral Agent, the Applicable Representative or any other Controlling Claimholder:

(i)shall be subject to any fiduciary or other implied duties, regardless of whether a default or an Event of Default has occurred and is continuing;

(ii)shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby; provided that no such Person shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Person or any of its Related Second Lien Claimholders to liability or that is contrary to this Agreement or applicable law;

(iii)shall, except as expressly set forth herein, have any duty to disclose, or shall be liable for the failure to disclose, any information relating to a Grantor or any of its Affiliates that is communicated to or obtained by the Person serving as the Applicable Collateral Agent, the Applicable Representative or a Controlling Claimholder or any of their respective Affiliates in any capacity;

(iv)shall, except as expressly set forth herein, be liable for any action taken or not taken by it (1) in the absence of its own gross negligence or willful misconduct (as determined by a final non-appealable order of a court of competent jurisdiction) or (2) in reliance on a certificate from the Company stating that such action is permitted by the terms of this Agreement. None of the Applicable Collateral Agent, Applicable Representative or any Controlling Claimholder shall be deemed to have knowledge of any Event of Default under any Class of Second Lien Obligations unless and until notice describing such Event of Default and referencing the applicable Second Lien Documents is given to such Person;

(v)shall be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement or any other Second Lien Document, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Second Lien Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Second Lien Collateral Documents, (5) the value or the sufficiency of any Collateral for any Class of Second Lien Obligations, or (6) the satisfaction of any condition set forth in any Second Lien Document, other than to confirm receipt of items expressly required to be delivered to such Person; or
    Exhibit E – Page 23

(vi)need segregate money held hereunder from other funds except to the extent required by law and shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing.

(c)Each Non-Controlling Representative, for itself and on behalf of each other Second Lien Claimholder of the Class for whom it is acting, hereby irrevocably appoints the Applicable Representative and any officer or agent of the Applicable Representative, which appointment is coupled with an interest with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Non-Controlling Representative or Second Lien Claimholder, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement, including the exercise of any and all remedies under each Second Lien Collateral Document with respect to Shared Collateral and the execution of releases in connection therewith. Each Non-Controlling Collateral Agent, for itself and on behalf of each other Second Lien Claimholder of the Class for whom it is acting, hereby irrevocably appoints the Applicable Collateral Agent and any officer or agent of the Applicable Collateral Agent, which appointment is coupled with an interest with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Non-Controlling Collateral Agent or Second Lien Claimholder, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement, including the exercise of any and all remedies under each Second Lien Collateral Document with respect to Shared Collateral and the execution of releases in connection therewith.

(d)Each Second Lien Collateral Agent, each Second Lien Representative and each Second Lien Claimholder shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Second Lien Collateral Agent, each Second Lien Representative and each Second Lien Claimholder also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. Each of the Second Lien Collateral Agents, the Second Lien Representatives and the Second Lien Claimholders may consult with legal counsel (who may be counsel for the Company or any of its Subsidiaries), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
(e)Each Second Lien Collateral Agent, each Second Lien Representative and each Second Lien Claimholder may perform any and all of its duties and exercise its rights and powers hereunder or under any applicable Second Lien Document by or through one or more sub-agents appointed by such Person. Each Second Lien Collateral
    Exhibit E – Page 24

Agent, each Second Lien Representative and each Second Lien Claimholder and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of each Second Lien Collateral Agent, each Second Lien Representative and each Second Lien Claimholder and any such sub-agent.
(f)Each Second Lien Collateral Agent, each Second Lien Representative and each Second Lien Claimholder acknowledges that it has, independently and without reliance upon the Applicable Collateral Agent, the Applicable Representative or any of the Controlling Claimholders or any of their respective Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the applicable Second Lien Documents. Each Second Lien Claimholder also acknowledges that it will, independently and without reliance upon the Applicable Collateral Agent, the Applicable Representative or any of the Controlling Claimholders or any of their respective Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any applicable Second Lien Document or any related agreement or any document furnished hereunder or thereunder.
ARTICLE VII

OTHER AGREEMENTS
SECTION VII.01. Concerning Second Lien Documents and Collateral.
(a)Without the prior written consent of each other Second Lien Collateral Agent, no Second Lien Collateral Document may be amended, restated, amended and restated, supplemented, replaced or Refinanced or otherwise modified from time to time or entered into to the extent such amendment, supplement, Refinancing or modification, or the terms of any new Second Lien Collateral Document, would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement, any Second Lien Document or any First Lien Loan Document (as defined in the Initial 2021 Indenture).
(b)The Grantors agree that they shall not grant to any Person any Lien on any Shared Collateral securing Second Lien Obligations of any Class other than through the Second Lien Collateral Agent of such Class (it being understood that the foregoing shall not be deemed to prohibit grants of set-off rights to Second Lien Claimholders of any Class).
(c)The Grantors agree that they shall not, and shall not permit any of their respective Subsidiaries to, grant or permit or suffer to exist any additional Liens (unless otherwise permitted under each Second Lien Document) on any asset or property to secure any Class of Second Lien Obligations unless it has granted a Lien on such asset or property to secure each other Class of Second Lien Obligations; provided, that to the extent the foregoing is not complied with for any reason, without limiting any other rights
    Exhibit E – Page 25

and remedies available to the Second Lien Claimholders, each Second Lien Claimholder agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 7.01(c) shall be subject to Article II.
SECTION VII.02. Refinancings. The Second Lien Obligations of any Series may, subject the terms of such agreement, be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Second Lien Document) of any Second Lien Claimholder of any other Series, all without affecting the priorities provided for therein or the other provisions thereof; provided that the Second Lien Representative and Second Lien Collateral Agent of the holders of any such Refinancing indebtedness shall have executed a joinder agreement to this Agreement on behalf of the holders of such Refinancing indebtedness. If such Refinancing indebtedness is intended to constitute a Replacement 2021 Indenture, the Company will be required to so state in its Designation.
SECTION VII.03. Reorganization Modifications. In the event the Second Lien Obligations of any Class are modified pursuant to applicable law, including Section 1129 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, any reference to the Second Lien Obligations of such Class or the Second Lien Documents of such Class shall refer to such obligations or such documents as so modified.
SECTION I.04. Further Assurances. Each of the Second Lien Collateral Agents, Second
Lien Representatives and the Grantors agrees that it will execute, or will cause to be executed, such reasonable further documents, agreements and instruments, and take all such reasonable further actions, as may be required under any applicable law, or which any Second Lien Collateral Agent or Second Lien Representative may reasonably request, to effectuate the terms of this Agreement.
ARTICLE VIII

NO RELIANCE; NO LIABILITY
SECTION VIII.01. No Reliance; Information. Each Second Lien Collateral Agent and Second Lien Representative, on behalf of their Related Second Lien Claimholders, acknowledges that (a) their Related Second Lien Claimholders have, independently and without reliance upon any Second Lien Collateral Agent, Second Lien Representative or any Related Second Lien Claimholders, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Second Lien Documents to which they are party and (b) their Related Second Lien Claimholders will, independently and without reliance upon any Second Lien Collateral Agent, Second Lien Representative or any of their Related Second Lien Claimholders, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Second Lien Document. The Second Lien Collateral Agent, Second Lien Representative or Second Lien Claimholders of any Class shall have no duty to disclose to any Second Lien Collateral Agent, Second Lien Representative or any Second Lien Claimholder of any other Class any information
    Exhibit E – Page 26

relating to the Company or any of the other Grantors or their respective Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the Second Lien Obligations, that is known or becomes known to any of them or any of their Affiliates. If the Second Lien Collateral Agent, Second Lien Representative or any Second Lien Claimholder of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to, as the case may be, the Second Lien Collateral Agent, Second Lien Representative or any Second Lien Claimholder of any other Class, it shall be under no obligation (i) to make, and shall not be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.
SECTION VIII.02. No Warranties or Liability.
(a)Each Second Lien Collateral Agent and Second Lien Representative, for itself and on behalf of their Related Second Lien Claimholders, acknowledges and agrees that no Second Lien Collateral Agent, Second Lien Representative or Second Lien Claimholder of any other Class has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Second Lien Collateral Agent, Second Lien Representative and the Second Lien Claimholders of any Class will be entitled to manage and supervise their loans and other extensions of credit in the manner set forth in their Related Second Lien Documents. No Second Lien Collateral Agent or Second Lien Representative shall, by reason of this Agreement, any other Second Lien Collateral Document or any other document, have a fiduciary relationship or other implied duties in respect of any other Second Lien Collateral Agent, Second Lien Representative or any other Second Lien Claimholder.

(b)No Second Lien Collateral Agent, Second Lien Representative or Second Lien
Claimholders of any Class shall have any express or implied duty to the Second Lien Collateral Agent, Second Lien Representative or any Second Lien Claimholder of any other Class to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a default or an Event of Default under any Second Lien Document (other than, in each case, this Agreement), regardless of any knowledge thereof that they may have or be charged with.
SECTION VIII.03. Rights of Second Lien Collateral Agents. Notwithstanding anything contained herein to the contrary, (i) the Additional Initial Second Lien Collateral Agent and Additional Initial Second Lien Representative shall be entitled to the same rights, protections, immunities and indemnities as set forth in the applicable Other Second Lien Agreement and any Other Second Lien Document as if the provisions setting forth those rights, protections, immunities and indemnities are fully set forth herein, and (ii) the 2021 Indenture Collateral Agent and 2021 Indenture Representative shall be entitled to the same rights, protections, immunities and indemnities as set forth in the Initial 2021 Indenture and any other Initial 2021 Indenture Documents as if the provisions setting forth those rights, protections, immunities and indemnities are fully set forth herein.
    Exhibit E – Page 27

ARTICLE IX

OTHER SECOND LIEN OBLIGATIONS
The Company or any Grantor may from time to time, subject to any limitations contained in any Second Lien Documents in effect at such time, incur and designate additional indebtedness and related obligations that are, or are to be, secured by Liens on any assets of the Company or any of the Grantors that would, if such Liens were granted, constitute Shared Collateral as Other Second Lien Obligations by delivering to each Second Lien Collateral Agent and Second Lien Representative party hereto at such time a certificate of an Authorized Officer of the Company:
(a)describing the indebtedness and other obligations being designated as Other Second Lien Obligations, and including a statement of the maximum aggregate outstanding principal amount of such indebtedness as of the date of such certificate;
(b)setting forth the Other Second Lien Documents under which such Other Second Lien Obligations are or will be issued or incurred or the guarantees of or Liens securing such Other Second Lien Obligations are, or are to be, granted or created, and attaching copies of such Other Second Lien Documents as each Grantor has executed and delivered to the Additional Second Lien Representative and Additional Second Lien Collateral Agent with respect to such Other Second Lien Obligations on the closing date of such Other Second Lien Obligations, certified as being true and complete in all material respects by an Authorized Officer of the Company;
(c)identifying the Person that serves as the Additional Second Lien Collateral Agent and the Additional Second Lien Representative;
(d)certifying that the incurrence of such Other Second Lien Obligations, the creation of the Liens securing such Other Second Lien Obligations and the designation of such Other Second Lien Obligations as “Other Second Lien Obligations” hereunder do not or will not violate or result in a default under any provision of any Second Lien Document of any Class in effect at such time;
(e)certifying that the Other Second Lien Documents authorize the Additional Second Lien Collateral Agent and Additional Second Lien Representative to become a party hereto by executing and delivering a Second Lien Joinder Agreement and provide that, upon such execution and delivery, such Other Second Lien Obligations and the holders thereof shall become subject to and bound by the provisions of this Agreement; and
(f)attaching a fully completed Second Lien Joinder Agreement executed and delivered by the Additional Second Lien Collateral Agent and Additional Second Lien Representative.
Upon the delivery of such certificate and the related attachments as provided above and as so long as the statements made therein are true and correct as of the date of such certificate, the
    Exhibit E – Page 28

obligations designated in such notice shall become Other Second Lien Obligations for all purposes of this Agreement. Notwithstanding anything herein contained to the contrary, each Second Lien Collateral Agent and Second Lien Representative may conclusively rely on such certificate delivered by the Company, and upon its receipt of such certificate, each Second Lien Collateral Agent and Second Lien Representative shall execute the Second Lien Joinder Agreement evidencing its acknowledgment thereof, and shall incur no liability to any Person for such execution.
ARTICLE X

MISCELLANEOUS
SECTION X.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:
(a)if to any Grantor, to it (or, in the case of any Grantor other than the Company, to it in care of the Company) at:
[_______________]
[_______________]
[_______________]

with a copy (which shall not constitute notice) to:
[_______________]
[_______________]
[_______________]
[_______________]

(b)if to the 2021 Indenture Collateral Agent, to it at:
[_______________]
[_______________]
[_______________]
[_______________]
(c)if to the 2021 Indenture Representative, to it at:
[_______________]
[_______________]
[_______________]
[_______________]

    Exhibit E – Page 29

(d)if to the Additional Initial Second Lien Collateral Agent, to it at:
[_______________]
[_______________]
[_______________]
[_______________]
(e)if to the Additional Initial Second Lien Representative, to it at:
[_______________]
[_______________]
[_______________]
[_______________]

(f)if to any Additional Second Lien Collateral Agent or Additional Second Lien Representative, to it at the address set forth in the applicable Second Lien Joinder Agreement.
Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01. As agreed to in writing by any party hereto from time to time, notices and other communications to such party may also be delivered by e-mail to the e-mail address of a representative of such party provided from time to time by such party.
SECTION X.02. Waivers; Amendment; Joinder Agreements.
(a)No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

    Exhibit E – Page 30

(b)Neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except as contemplated by the Second Lien Documents and then pursuant to an agreement or agreements in writing entered into by each Second Lien Collateral Agent and each Second Lien Representative then party hereto; provided that no such agreement shall by its terms adversely affect in any material respect the rights or obligations of any Grantor without the Company’s prior written consent; provided, further that without any action or consent of any Second Lien Collateral Agent or Second Lien Representative (i) (A) this Agreement may be supplemented by a Second Lien Joinder Agreement, and an Additional Second Lien Collateral Agent and Additional Second Lien Representative may become a party hereto, in accordance with Article IX and (B) this Agreement may be supplemented by a Grantor Joinder Agreement, and a new Grantor may become a party hereto, in accordance with Section 10.12, and (ii) in connection with any Refinancing of Second Lien Obligations of any Class, the Second Lien Collateral Agents and Second Lien Representatives then party hereto shall enter (and are hereby authorized to enter without the consent of any other Second Lien Claimholder), at the request of any Second Lien Collateral Agent, Second Lien Representative or the Company, into such amendments or modifications of this Agreement as are reasonably necessary to reflect such Refinancing; provided that no such Second Lien Collateral Agent or Second Lien Representative shall be required to enter into such amendments or modifications unless it shall have received a certificate of an Authorized Officer of the Company certifying that such Refinancing is permitted hereunder.
SECTION X.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Second Lien Claimholders, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.
SECTION X.04. Effectiveness; Survival. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.
SECTION X.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (e.g., a “.pdf” or “.tif”) shall be effective as delivery of an original counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by 2021 Indenture Collateral Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act.
    Exhibit E – Page 31

SECTION X.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION X.07. Governing Law; Jurisdiction; Consent to Service of Process.
(a)This Agreement shall be construed and interpreted in accordance with and governed by the law of the State of New York.
(b)Each party hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan, New York County and of the United States District Court of the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto or any Second Lien Claimholder may otherwise have to bring any action or proceeding relating to this Agreement against any party hereto or its properties in the courts of any jurisdiction.
(c)Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each party hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.01, such service to be effective upon receipt. Nothing in this Agreement will affect the right of any party hereto or any Second Lien Claimholder to serve process in any other manner permitted by law.
SECTION X.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER
    Exhibit E – Page 32

PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION X.09. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION X.10. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any other Second Lien Documents, the provisions of this Agreement shall control.
SECTION X.11. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Second Lien Claimholders, the Company and the Grantors in relation to one another. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms. For the avoidance of doubt, nothing contained herein shall be construed to constitute a waiver or an amendment of any covenant of the Company or any other Grantor contained in any Second Lien Document, which restricts the incurrence of any indebtedness or the grant of any Lien.
SECTION X.12. Additional Grantors. In the event any Subsidiary or other affiliated entity of the Company shall have granted a Lien on any of its assets which constitute Shared Collateral to secure any Second Lien Obligations, the Company shall cause such Subsidiary or other Person if not already a party hereto, to become a party hereto as a “Grantor”. Upon the execution and delivery by any Subsidiary or other affiliated entity of the Company of a Grantor Joinder Agreement, any such Person shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. In the event any Person becomes the direct parent company of the Company and the new “Parent” under the applicable documents evidencing any Class, the Company shall cause such Person, if not already a party hereto, to become a party hereto as a “Grantor”. Upon the execution and delivery by such Person of a Grantor Joinder Agreement, such Person shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement. Upon its receipt of Grantor Joinder Agreement executed by such additional Grantor, each Second Lien Collateral Agent and Second Lien Representative shall execute the Grantor Joinder Agreement evidencing its acknowledgment thereof, and shall incur no liability to any Person for such execution.
SECTION X.13. Specific Performance. Each Second Lien Collateral Agent, on behalf of itself and its Related Second Lien Claimholders, may demand specific performance of this Agreement. Each Second Lien Collateral Agent, on behalf of itself and its Related
    Exhibit E – Page 33

Second Lien Claimholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the Second Lien Claimholders.
SECTION X.14. Integration. This Agreement, together with the other Second Lien Documents, represents the agreement of each of the Grantors, the Second Lien Collateral Agents and the other Second Lien Claimholders with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, any Second Lien Collateral Agent or any other Second Lien Claimholder relative to the subject matter hereof not expressly set forth or referred to herein or in the other Second Lien Documents.

[Signature Pages Follow.]

    Exhibit E – Page 34

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REGIONS BANK,
as 2021 Indenture Collateral Agent and 2021 Indenture Representative
By:    ____________________________
Name:
Title:

    Exhibit E – Page 35

[ ],
as Additional Initial Second Lien Collateral Agent and Additional Initial Second Lien Representative
By:    ____________________________
Name:
Title:

    Exhibit E – Page 36

SUMMIT MIDSTREAM HOLDINGS, LLC
By: _____________________________
Name:
Title:

SUMMIT FINANCE CORP.
By: _____________________________
Name:
Title:

SUMMIT MIDSTREAM PARTNERS, LP
By: _____________________________
Name:
Title:

[OTHER GRANTORS]
By: _____________________________
Name:
Title:

    Exhibit E – Page 37

EXHIBIT I
[FORM OF] SECOND LIEN JOINDER AGREEMENT NO. [           ] dated as of [             ], 20[  ] (this “Joinder Agreement”) to the SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT dated as of [ ], 20[_] (the “Intercreditor Agreement”), by and among (a) SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), (b) SUMMIT MIDSTREAM FINANCE CORP., a Delaware corporation (“Finance Corp.” and together with the Company, the “Issuers”), (c) the other Grantors party hereto, (d) REGIONS BANK, in its capacity as the Initial Second Lien Representative and the Initial Second Lien Collateral Agent for the 2021 Indenture Claimholders (in such capacity, the “Initial Second Lien Collateral Agent”), (e) [ ], in its capacity as an Additional Initial Second Lien Representative and Additional Initial Second Lien Collateral Agent, and (f) each other Additional Second Lien Representative and Additional Second Lien Collateral Agent from time to time party thereto.
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
B.    [The Company][THE SPECIFIED SUBSIDIARY GUARANTORS] propose to issue or incur Other Second Lien Obligations under [describe new facility] and the Person identified in the signature pages hereto as the “Additional Second Lien Collateral Agent” (the “Additional Second Lien Collateral Agent”) and the “Additional Second Lien Representative” (the “Additional Second Lien Representative”) will serve as the collateral agent, collateral trustee or a similar representative for the Other Second Lien Claimholders under such facility. The Other Second Lien Obligations are being designated as such by the Company in accordance with Article IX of the Intercreditor Agreement.
C.    The Additional Second Lien Collateral Agent and Additional Second Lien Representative wish to become party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Other Second Lien Claimholders, the rights and obligations of an “Additional Second Lien Collateral Agent” and “Additional Second Lien Representative”, respectively, thereunder. The Additional Second Lien Collateral Agent and Additional Second Lien Representative are entering into this Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become an Additional Second Lien Collateral Agent and Additional Second Lien Representative thereunder.
Accordingly, the Additional Second Lien Collateral Agent, Additional Second Lien Representative and the Company agree as follows, for the benefit of the Additional Second Lien Collateral Agent, the Additional Second Lien Representative, the Company and each other party to the Intercreditor Agreement:
SECTION 1. Accession to the Intercreditor Agreement. The Additional Second Lien Collateral Agent and Additional Second Lien Representative each (a) hereby accedes and becomes a party to the Intercreditor Agreement as an Additional Second Lien Collateral Agent and Additional Second Lien Representative, respectively, for the Other Second Lien Claimholders from time to time in respect of the Other Second Lien Obligations, (b) agrees, for itself and on behalf of the Other Second Lien Claimholders from time to time in respect of the Other Second Lien Obligations, to all the terms and provisions of the Intercreditor Agreement and (c) shall have all
    Exhibit E – Page 38

the rights and obligations of an Additional Second Lien Collateral Agent or Additional Second Lien Representative, as applicable, under the Intercreditor Agreement.
SECTION 2. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Second Lien Collateral Agent and Second Lien Representative shall have received a counterpart of this Joinder Agreement that bears the signature of the Additional Second Lien Collateral Agent and Additional Second Lien Representative. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.
SECTION 3. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.
SECTION 4. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 5. Severability. If any provision of this Joinder Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Joinder Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 5, if and to the extent that the enforceability of any provision in this Joinder Agreement shall be limited by Debtor Relief Laws (as defined in the Initial 2021 Indenture), then such provisions shall be deemed to be in effect only to the extent not so limited.
SECTION 6. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Intercreditor Agreement. All communications and notices hereunder to the Additional Second Lien Collateral Agent or Additional Second Lien Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 10.01 of the Intercreditor Agreement.
SECTION 7. Expense Reimbursement. The Company agrees to reimburse each Second Lien Collateral Agent and Second Lien Representative for its reasonable and documented out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable and documented fees, other charges and disbursements of counsel for each Second Lien Collateral Agent and Second Lien Representative, in each case in accordance with the applicable Second Lien Documents.

[Signature Pages Follow.]

    Exhibit E – Page 39

IN WITNESS WHEREOF, the Additional Second Lien Collateral Agent, the Additional Second Lien Representative and the Company have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF ADDITIONAL SECOND LIEN COLLATERAL AGENT], as ADDITIONAL COLLATERAL SECOND LIEN AGENT for the ADDITIONAL SECOND LIEN CLAIMHOLDERS
By:    ____________________________
Name:
Title:

Address for notices:

attention of:

Telecopy:
[NAME OF ADDITIONAL SECOND LIEN REPRESENTATIVE], as ADDITIONAL SECOND LIEN REPRESENTATIVE for the ADDITIONAL SECOND LIEN CLAIMHOLDERS
By:    ____________________________
Name:
Title:

Address for notices:

attention of:

Telecopy:

    Exhibit E – Page 40

SUMMIT MIDSTREAM HOLDINGS, LLC, as Issuer

By:    ____________________________
Name:
Title:

SUMMIT MIDSTREAM FINANCE CORP., as Issuer

By:    ____________________________
Name:
Title:

SUMMIT MIDSTREAM PARTNERS, LP, as Parent

By:    ____________________________
Name:
Title:

    Exhibit E – Page 41

Acknowledged by:
REGIONS BANK,
as 2021 Indenture Collateral Agent and 2021 Indenture Representative
By:
Name:
Title:
[ ],
as Additional Initial Second Lien Collateral Agent
By:
Name:
Title:
[ ],
as Additional Initial Second Lien Representative
By:
Name:
Title:
[EACH OTHER ADDITIONAL
SECOND LIEN COLLATERAL AGENT], as an Additional
Second Lien Collateral Agent
By:
Name:
Title:
[EACH OTHER ADDITIONAL
SECOND LIEN REPRESENTATIVE], as an Additional
Second Lien Representative
By:
Name:
Title:

    Exhibit E – Page 42

EXHIBIT II
[FORM OF] GRANTOR JOINDER AGREEMENT NO. [           ] dated as of [            ], 20[  ] (this “Grantor Joinder Agreement”) to the SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT dated as of [ ], 20[_] (the “Intercreditor Agreement”), by and among (a) SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), (b) SUMMIT MIDSTREAM FINANCE CORP., a Delaware corporation (“Finance Corp.” and together with the Company, the “Issuers”), (c) the other Grantors party hereto, (d) REGIONS BANK, in its capacity as the Initial Second Lien Representative and the Initial Second Lien Collateral Agent for the 2021 Indenture Claimholders (in such capacity, the “Initial Second Lien Collateral Agent”), (e) [ ], in its capacity as an Additional Initial Second Lien Representative and Additional Initial Second Lien Collateral Agent, and (f) each other Additional Second Lien Representative and Additional Second Lien Collateral Agent from time to time party hereto.
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
B.    [ ], a [Subsidiary][Affiliate] of [SPECIFY THE COMPANY OR OTHER GRANTOR] (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure Second Lien Obligations and such Additional Grantor is not a party to the Intercreditor Agreement.
C.    The Additional Grantor wishes to become a party to the Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Grantor Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.
Accordingly, the Additional Grantor agrees as follows, for the benefit of the Second Lien Collateral Agents, Second Lien Representatives, the Company and each other party to the Intercreditor Agreement:
SECTION 1. Accession to the Intercreditor Agreement. In accordance with Section 10.12 of the Intercreditor Agreement, the Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a Grantor with the same force and effect as if originally named therein as a Grantor, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the Intercreditor Agreement.
SECTION 2. Representations, Warranties and Acknowledgement of the Additional Grantor. The Additional Grantor represents and warrants to each Second Lien Collateral Agent and each Second Lien Representative, for the benefit of each Second Lien Claimholder that this Grantor Joinder Agreement has been duly authorized, executed and delivered by such Additional Grantor and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 3. Counterparts. This Grantor Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Grantor Joinder Agreement shall become effective when each Second Lien Collateral Agent and Second Lien Representative shall have received a
    Exhibit E – Page 43

counterpart of this Grantor Joinder Agreement that bears the signature of the Additional Grantor. Delivery of an executed signature page to this Grantor Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Grantor Joinder Agreement.
SECTION 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.
SECTION 5. Governing Law. THIS GRANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. Severability. If any provision of this Grantor Joinder Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Grantor Joinder Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 6, if and to the extent that the enforceability of any provision in this Grantor Joinder Agreement shall be limited by Debtor Relief Laws (as defined in the 2021 Indenture), then such provisions shall be deemed to be in effect only to the extent not so limited.
SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Intercreditor Agreement.
SECTION 8. Expense Reimbursement. The Additional Grantor agrees to reimburse each Second Lien Collateral Agent and Second Lien Representative for its reasonable and documented out-of-pocket expenses in connection with this Grantor Joinder Agreement, including the reasonable and documented fees, other charges and disbursements of counsel for each Second Lien Collateral Agent and Second Lien Representative, in each case in accordance with the applicable Second Lien Documents.

[Signature Pages Follow.]

    Exhibit E – Page 44

IN WITNESS WHEREOF, the Additional Grantor has duly executed this Grantor Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF ADDITIONAL GRANTOR]
By:    ____________________________
Name:
Title:

    Exhibit E – Page 45

Acknowledged by:

SUMMIT MIDSTREAM HOLDINGS, LLC,
as an Issuer

By:
Name:
Title:
SUMMIT MIDSTREAM FINANCE CORP.,
as an Issuer

By:
Name:
Title:
SUMMIT MIDSTREAM PARTNERS, LP,
as a Grantor

By:
Name:
Title:
REGIONS BANK,
as 2021 Indenture Collateral Agent and 2021 Indenture Representative

By:
Name:
Title:
By:
Name:
Title:
    Exhibit E – Page 46

[ ],
as Additional Initial Second Lien Collateral Agent
By:
Name:
Title:
[ ],
as Additional Initial Second Lien Representative
By:
Name:
Title:
[EACH OTHER ADDITIONAL
SECOND LIEN COLLATERAL AGENT], as an Additional
Second Lien Collateral Agent
By:
Name:
Title:

[EACH OTHER ADDITIONAL
SECOND LIEN REPRESENTATIVE], as an Additional
Second Lien Representative
By:
Name:
Title:

    Exhibit E – Page 47

EXHIBIT III

[FORM OF] DEBT DESIGNATION NO. [__] (this “Designation”) dated as of [    ], 20[ ] with respect to the SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT dated as of [ ], 20[_] (the “Intercreditor Agreement”), by and among (a) SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), (b) SUMMIT MIDSTREAM FINANCE CORP., a Delaware corporation (“Finance Corp.” and together with the Company, the “Issuers”), (c) the other Grantors party hereto, (d) REGIONS BANK, in its capacity as the Initial Second Lien Representative and the Initial Second Lien Collateral Agent for the 2021 Indenture Claimholders (in such capacity, the “Initial Second Lien Collateral Agent”), (e) [ ], in its capacity as an Additional Initial Second Lien Representative and Additional Initial Second Lien Collateral Agent, and (f) each other Additional Second Lien Representative and Additional Second Lien Collateral Agent from time to time party hereto.
Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
This Designation is being executed and delivered in order to designate Additional Second Lien Indebtedness (as defined in the 2021 Indenture) entitled to the benefit of and subject to the terms of the Intercreditor Agreement.
The undersigned, the duly appointed [specify title of Authorized Officer] of the Company hereby certifies on behalf of the Company that:
1.[Insert name of the Company or other Grantor] intends to incur indebtedness (the “Designated Obligations”) in the initial aggregate principal amount or commitments for the aggregate principal amount of [        ] pursuant to the following agreement: [describe credit/loan agreement, indenture or other agreement giving rise to Additional Second Lien Indebtedness] (the “Designated Agreement”) which will be Other Second Lien Obligations.

2.The incurrence of the Designated Obligations is permitted by each applicable Second Lien Document.

3.Conform the following as applicable; Pursuant to and for the purposes of the Intercreditor Agreement,  the Designated Agreement is hereby designated as an “Other Second Lien Document”[,][ the Designated Agreement constitutes a “Replacement 2021 Indenture”] and  the Designated Obligations are hereby designated as “Other Second Lien Obligations”.

4.a. The name and address of the Additional Second Lien Representative for such Designated Obligations is:

    Exhibit E – Page 48

[Insert name and all capacities; Address]
Telephone:    _____________________
Fax:    _____________________
Email    _____________________

b. The name and address of the Additional Second Lien Collateral Agent for such Designated Obligations is:
[Insert name and all capacities; Address]
Telephone:    _____________________
Fax:    _____________________
Email:    _____________________

5.Attached hereto are true and complete copies of each of the Second Lien Documents relating to such Other Second Lien Obligations.

[Remainder of this page intentionally left blank]

    Exhibit E – Page 49

IN WITNESS WHEREOF, the Company has caused this Designation to be duly executed by the undersigned Authorized Officer as of the day and year first above written.

SUMMIT MIDSTREAM HOLDINGS, LLC

By:
    Name:
    Title

    Exhibit E – Page 50